                                                                   EXHIBIT 10.14


                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


     THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement") is entered into as of
                                             ---------
October 23, 1999, by and among OpenTV Corp., a British Virgin Islands company (the "Company"), each of the Persons who have executed this Agreement and are
      -------
named in Annex A hereto (each sometimes referred to individually as a "Investor"
                                                                       --------
and sometimes collectively as the "Investors" which term shall include any
                                   ---------
Permitted Transferee to which an Investor Transfers Shares), each of the Persons who have executed this Agreement and are named in Annex B to this Agreement (each sometimes referred to herein individually as an "Existing Holder" and
                                                       ---------------
sometimes collectively as the "Existing Holders", which term shall include any
                               ----------------
Permitted Transferee to which an Existing Holder Transfers Shares), MIH (BVI) Ltd., a company incorporated in the British Virgin Islands ("MIH") and, solely
                                                             ---
for the purposes of Section 27, Sun Microsystems, Inc., a Delaware corporation ("Sun").
  ---

     Therefore, the parties hereto hereby agree as follows:

     1.   Definitions.  Unless the context otherwise requires, the terms defined
          -----------
in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

     "Affiliate" means with respect to any party hereto, any Person Controlling,
      ---------
Controlled by or under common Control with such party.

     "Agreement" means this Investors' Rights Agreement.
      ---------

     "Automatic Conversion Date" means the date upon which all of the Preference
      -------------------------
Shares of the Company convert to Ordinary Shares, whether (i) immediately prior to the closing of a Qualified IPO, (ii) the voluntary conversion of all such shares by the holders thereof, (iii) the date that the conversion is approved by a Required Vote of the Series C-1 Convertible Preference Shares as provided in the Memorandum, or (iv) the earlier of (x) the 181st day following receipt by the Company of a request for a registration of Registrable Securities in accordance with Section 3(c) from Investors owning the amount required pursuant to Section 3(c) and requesting registration of Registrable Securities in accordance with Section 3(c), and (y) the delivery by the Company to the Investors of written notice of the Company's determination to terminate the Deferral Period under Section 3(c).

     "Base Offering Amount" means, initially, $40.0 million, increasing by
      --------------------
$500,000 per month on the first day of each month commencing with February 2000. By way of example, the Base Offering Amount on January 1, 2000 would be $40.0 million and on February 1, 2000 would be $40.5 million ($40.0 million plus $500,000).

     "Base Percentage" means, initially, one hundred twenty-five percent (125%),
      ---------------
increasing by one percentage point (1%) per month on the first day of each month commencing with February 2000. By way of example, the Base Percentage on January 1, 2000 would be 125% and on February 1, 2000 would be 126% (125% plus 1%).

     "Base Price" means the Original Issue Price (appropriately adjusted for any
      ----------
stock dividends, combinations, splits, reverse splits, recapitalizations and similar events affecting the Convertible Preference Shares after the date hereof), multiplied by the Base Percentage.

     "Board" means the Board of Directors of the Company.
      -----

     "Business" means to (i) develop, market, promote, distribute and license
      --------
software to enable and facilitate interactive television, (ii) develop, operate, manage, market, promote, distribute and license interactive television applications and services, (iii) provide, market and promote training, technical support and professional services associated with such software, applications and services, and (iv) enter into commercial partnerships, joint ventures and other agreements relating to the development, marketing and promotion of such software, applications and services. To the extent such software, applications and services can be commercially marketed in areas outside of interactive television, specifically, these being the internet, or for use in consumer electronic appliances, cell phones or personal digital assistants, DVD players, digital personal recorders or any other communications devices, such marketing shall be considered to be included within the Business.

     "Change of Control" means any transaction or series of transactions as a
      -----------------
result of which any Person, other than MIH or its Controlled Affiliates, acquires beneficial ownership (as defined in Rules 13d-3 or 13d-5 under the Exchange Act ), directly or indirectly, of more than fifty percent (50%) of the total voting power of the outstanding capital stock of the Company entitled to vote in the election of members of the Board. For purposes of determining beneficial ownership of securities in connection with a potential Change in Control, any Equity Securities which MIH or its Affiliates become entitled to vote as a result of the letter agreement among MIH, Sun and SSI referred to in clause (vi) of Section 26(j) shall not be considered to be beneficially owned by MIH and shall be considered to be beneficially owned by Sun or SSI, as applicable.

     "Class A Shares" means the A Ordinary Shares of the Company.
      --------------

     "Class B Shares" means the B Ordinary Shares of the Company.
      --------------

     "Commission" means the U.S. Securities and Exchange Commission.
      ----------

     "Company Securities" shall mean (i) any Ordinary Shares, Preference Shares
      ------------------
or other equity securities of the Company or (ii) any security of the Company convertible into, or exercisable or exchangeable for, with or without additional consideration, any Ordinary Shares, Preference Shares or other equity securities of the Company.

     "Control" (including its correlative meanings "Controlled by" and "under
      -------
common Control with") means the possession, direct or indirect, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, by contract, management agreement or otherwise.

     "Controlled Affiliate" means (i) with respect to any Person, any other
      --------------------
Person which is Controlled by such first Person, (ii) in the case of a Controlled Affiliate of MIH or an Investor for purposes of Section 13, means any Person which MIH or such Investor, as the case may be, can cause to comply with the requirements set forth in such Section, and (iii) in the case of a Controlled Affiliate of MIH for purposes of Section 24, means any Person which MIH can cause to comply with the requirements set forth in such Section.

     "Convertible Preference Shares" means the C-1 Convertible Preference Shares
      -----------------------------
of the Company and the C-2 Convertible Preference Shares of the Company.

     "Equity Security" shall mean (i) any Ordinary Shares, Preference Shares or
      ---------------
other equity security of the Company, or (ii) any security of the Company convertible into, or exercisable or exchangeable for, with or without consideration, any Ordinary Shares, Preference Shares or other equity security of the Company, but shall not include any Equity Securities of the Company acquired from any Person which is not a party to or an Affiliate of a party to this Agreement (other than the Company).

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.
      ------------

     "Exchange Agreement" means that certain Exchange Agreement, dated as of the
      ------------------
date hereof, between the Company, SSI and OpenTV.

     "Holder" of any security means the owner of such security, including any
      ------
transferee or assignee of record of such security in accordance with Section 26(d). A

Holder of Convertible Preference Shares shall be treated as the Holder of the Registrable Securities underlying such Convertible Preference Shares.

     "Holders of a Majority of the Registrable Securities" means the Person or
      ---------------------------------------------------
Persons who are the Holders of greater than fifty percent (50%) of the shares of Registrable Securities then outstanding.

     "Holders of Two-Thirds of the Registrable Securities" means the Person or
      ---------------------------------------------------
Persons who are the Holders of sixty-six and two-thirds percent (66-2/3%) or more of the shares of Registrable Securities then outstanding.

     "HSR Act" means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of
      -------
1976, as amended.

     "Initiating Holder" means (i) with respect to each registration effected
      -----------------
pursuant to Section 3(a) hereof, other than a registration on Form F-3 and except as provided in Section 3(c), an Investor or group of Investors, OTVH or SSI, and (ii) with respect to a registration on Form F-3, the Holder or Holders of Registrable Securities requesting registration of Registrable Securities having an anticipated aggregate public offering price of at least $1,500,000.

     "Investor" has the meaning assigned to it in the introductory paragraph of
      --------
this Agreement.

     "Issued Number" means an aggregate of 23,648,646 Convertible Preference
      -------------
Shares and Ordinary Shares, subject to appropriate adjustment to reflect any stock dividends, combinations, splits, reverse splits, recapitalizations or similar events affecting such Convertible Preference Shares or Ordinary Shares after the date hereof.

     "Memorandum" means the Memorandum and Articles of Association of the
      ----------
Company, as in effect from time to time.

     "MIH" has the meaning assigned to it in the introductory paragraph of this
      ---
Agreement.

     "OpenTV" means OpenTV, Inc., a Delaware corporation.
      ------

     "Ordinary Shares" means, collectively,  the Class A Shares and Class B
      ---------------
Shares.

     "Original Issue Price" means US one dollar, eleven cents (US $1.11).
      --------------------

     "Original Issued Amount" means, with respect to America Online, Inc. and
      ----------------------
its Permitted Transferees, 4,504,504; with respect to GI and its Permitted Transferees, 2,252,252; with respect to each of LDIG OTV, Inc., News America Incorporated and TWI-OTV Holdings Inc. and their respective Permitted Transferees, 5,630,630 (in each case, appropriately adjusted for any stock dividends, combinations, splits, reverse splits, recapitalizations and similar events affecting the Convertible Preference Shares or Ordinary Shares of the Company occurring after the date hereof).

     "OTVH" means OTV Holdings Limited, a British Virgin Islands corporation.
      ----

     "Parent" means (i) with respect to OTVH, MIH; (ii) with respect to SSI,
      ------
Sun; (iii) with respect to LDIG OTV Inc., Liberty Digital, Inc.; (iv) with respect to TWI-OTV Holdings Inc., Time Warner, Inc.; (v) with respect to News America Incorporated, The News Corporation Limited; (vi) with respect to GI, GI itself or, following the merger of GI and Motorola Inc., Motorola Inc.; and
(vii) with respect to America Online, Inc., America Online, Inc., itself; provided, however, that to the extent a Parent of an Investor or Existing Holder
--------  -------
hereto acquires the ownership of the Equity Securities held by another Investor or Existing Holder such that such Investor or Existing Holder becomes a Subsidiary of such Parent, other than by a direct Transfer of such Person's Equity Securities (for example, by acquiring a Parent or such Parent's equity interests in such Investor or such Parent's equity interest in an Existing Holder), then the Parent acquiring such ownership shall also be deemed to be the Parent of the Investor or Existing Holder whose interest it so acquired. For purposes of determining such acquisition of ownership of Equity Securities, other than by direct Transfer, any Equity Securities which MIH or its Affiliates become entitled to vote as a result of the letter agreement among MIH, Sun and SSI referred to in clause (vi) of Section 26(j) shall not be considered to be owned by MIH and shall be considered to be owned by Sun or SSI, as applicable.

     "Permitted Transferee" means the Parent of an Investor or Existing Holder
      --------------------
or any Subsidiary of the Parent of an Investor or Existing Holder to which Shares are transferred in accordance with Section 2(b)(i).

     "Person" includes any natural person, corporation, trust, association,
      ------
company, partnership, joint venture and any other entity, and any government, governmental agency, instrumentality or political subdivision.

     "Preference Shares" means the preference shares of the Company, including
      -----------------
the Convertible Preference Shares.

     "Public Offering" shall mean an underwritten, widely distributed,  public
      ---------------
offering of Class A Shares of the Company pursuant to a registration statement filed under the

Securities Act and declared effective by the Commission; provided that a registration statement filed for the benefit of persons who would hold Ordinary Shares as a result of any exchange of shares or options of OpenTV shall not constitute a Public Offering.

     "Purchase Agreements" mean that certain C-1 Convertible Preference Shares
      -------------------
and Warrant Purchase Agreement dated as of the date hereof, among the Company and the Investors (the "Investor Purchase Agreement"), and that certain C-2
                        ---------------------------
Convertible Preference Shares Purchase Agreement dated as of the date hereof, between the Company and SSI.

     "Qualified IPO" shall mean a Public Offering initiated by the Company,
      -------------
other than a Public Offering pursuant to Section 3(c), in which (a) the aggregate gross offering proceeds at the public offering price equals or exceeds the Base Offering Amount, (b) the public offering price per Class A Share equals or exceeds the Base Price, and (c) following which the Class A Shares are to be listed for trading on The Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means (1) the Class A Shares issued or issuable
      ----------------------
upon conversion of the Convertible Preference Shares issued or issuable pursuant to the Purchase Agreements, (2) the Class A Shares issuable upon exercise of the Warrants, (3) the Class A Shares issuable upon conversion of the Class B Shares issued or issuable to SSI pursuant to the Exchange Agreement, (4) the Class A Shares issued or issuable upon conversion of Class B Shares held by or hereafter acquired by any party to this Agreement, (5) the Class A Shares held by OTVH or SSI as of the date hereof or acquired hereafter by OTVH, SSI or any Investor pursuant to the terms and conditions of this Agreement or otherwise, (6) Class A Shares issuable upon exercise of the GI Warrants (as defined in Section 18(d)(viii)), and (7) any securities issued or issuable with respect to the Ordinary Shares referred to in clause (1), (2), (3), (4), (5) or (6) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such Class A Shares shall only be
                --------  -------
treated as Registrable Securities if and so long as they have not been (i) sold to or through an underwriter in a Public Offering, or (ii) sold in a private transaction in which the transferor's rights under Section 3 or 4 are not assigned or assignable, or (iii) sold pursuant to Rule 144 or otherwise in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Ordinary Shares are removed upon the consummation of such sale.

     "Representative" means Liberty Digital, Inc. or any substitute therefor of
      --------------
which the Company has received written notice pursuant to Section 17(d).

     "Rule 144" means Rule 144 or any similar or analogous rule promulgated
      --------
under the Securities Act.

     "Securities Act" means the U.S. Securities Act of 1933, as amended.
      --------------

     "Senior Voting Shares" means any class or series of capital stock of the
      --------------------
Company the holders of which are entitled to (i) cast more than one vote per share (or with respect to any convertible capital stock, more than one vote per Ordinary Share issuable upon the initial conversion thereof) when voting with the holders of the Ordinary Shares or (ii) vote as a separate class or series, without regard to any other class or series of Ordinary Shares or Preference Shares, upon any matter required to be submitted to stockholders of the Company.

     "Shareholders Agreement" means that certain Shareholders' Agreement between
      ----------------------
OTVH, the Company and SSI, dated as of the date hereof.

     "Shareholders Agreements" means the Shareholders Agreement and that certain
      -----------------------
Second Amended and Restated Stockholders' Agreement, among the Company, OTVH, Sun, SSI and OpenTV, dated as of the date hereof.

     "Shares" means issued and outstanding Ordinary Shares and Preference Shares
      ------
of the Company as of the date of determination, but shall not include any issued and outstanding Ordinary Shares or Preference Shares of the Company acquired from any Person which is not a party to or an Affiliate of a party to this Agreement (other than the Company).

     "Specified Corporate Action" means any of the following:  (i) any merger,
      --------------------------
reorganization or consolidation of the Company or any of its Subsidiaries with another corporation which results in a Change in Control, other than any merger, reorganization or consolidation with any Person mutually acceptable to the parties hereto or any Subsidiary of any such Person (such merger, reorganization or consolidation with such a Person, an "Excepted Transaction"); (ii) a
                                         --------------------
liquidation or dissolution, voluntary or involuntary, of the Company; (iii) a sale of all or substantially all of the assets of the Company; (iv) any transaction (or series of related transactions) between the Company and its Subsidiaries or senior officers, on the one hand, and MIH and its Controlled Affiliates (other than the Company and its Subsidiaries), on the other, except for a transaction (or series of related transactions) which (x) is on arms' length terms and conditions, and (y) provides for aggregate compensation or consideration of less than $.5 million in any fiscal year; (v) the authorization, issuance or sale of any Equity Securities of the Company which are Senior Voting Shares, other than (x) the issuance of Class B Shares or other Equity Securities to SSI pursuant to the Exchange Agreement or the Purchase Agreement to which SSI is a party, (y) the issuance of Class B Shares to individual stockholders of OpenTV described in the Step Summary (as defined in the Investor Purchase Agreement), or (z) any distribution to all shareholders of the Company of rights (A) to acquire shares of a newly designated class of capital stock of the Company, which class of capital stock constitutes Senior Voting Stock (provided that the holders of Class A Shares and Class B Shares receive identical securities) or (B) which rights entitle a holder to subscribe for and purchase Ordinary Shares at a price less than the fair market value thereof; provided, that such rights (x) may be
                                         --------
redeemed by action of the Company's Board for a nominal consideration and (y) do not become separable from the Ordinary Shares or exercisable prior to a Person (other than a Person owning Equity Securities prior to the initial Public Offering or acquiring Equity Securities pursuant to the Purchase Agreements, the Exchange Agreement or the Shareholders Agreements) acquiring after the date hereof beneficial ownership of more than fifteen percent (15%) of the voting power of the outstanding Company Securities of the Company (and provided that no other Person then beneficially owns Company Securities having a higher percentage of the outstanding voting power of the Company) without the prior approval of the Board; (vi) any increase in the number of Class A Shares reserved for issuance to employees, officers or directors of, or consultants or advisors to, the Company or any Subsidiary pursuant to the Stock Purchase Plan or the Stock Option Plan or other customary employee stock arrangements that are approved by the Board in excess of, in the aggregate, 22,000,000 Class A Shares (as adjusted to reflect any stock dividends, combinations, splits, reverse splits, recapitalizations or similar events affecting such Class A Shares after the date hereof); (vii) any issuance or sale (including in connection with a merger, acquisition or other business combination) by the Company of Equity Securities to a Person (other than as permitted under clause (vi) above) on terms (including price per share) which are more favorable to such Person acquiring such Equity Securities than the terms pursuant to which the Investors purchased Convertible Preference Shares and Warrants pursuant to the Investor Purchase Agreement, other than any warrants exercisable for Class A Shares which vest based upon the performance by the holder of such warrant, provided that such warrants are not issued at a price per warrant share lower than the purchase price per warrant share of the Warrants or with a term of exercise, measuring such term from the date a warrant becomes vested, which would exceed the two-year exercise period of the Warrants; and (viii) any transaction whereby the Company would devote or commit substantial resources or make significant expenditures to enter into any line of business outside the scope of the Company's Business.

     "SSI" means Sun TSI Subsidiary, Inc., a Delaware corporation.
      ---

     "Stock Option Plan" means the Amended and Restated 1998 Stock Option/Stock
      -----------------
Issuance Plan of the Company assigned from OpenTV pursuant to an assignment and assumption agreement.

     "Stock Purchase Plan" means the 1999 Employee Stock Purchase Plan of the
      -------------------
Company adopted by the Board on October 17, 1999.

     "Subsidiary" of any Person (the "first Person") means any other Person (the
      ----------
"second Person") of which the first Person owns, directly or indirectly, equity securities or other ownership interests equal to more than 30% of the outstanding equity securities or other ownership interests of the second Person, and which equity securities or other ownership interests have ordinary voting power sufficient to elect a majority of the board of directors or other Persons performing similar functions.

     "Sun" has the meaning assigned to it in the introductory paragraph of this
      ---
Agreement.

     "Transfer" means to sell, assign, transfer, distribute (including, without
      --------
limitation, any distribution upon dissolution or liquidation), pledge, hypothecate, mortgage, encumber or dispose of, directly or indirectly, Equity Securities.

     "Warrants" means the warrants to purchase, in the aggregate, up to
      --------
23,648,646 Class A Shares (as adjusted pursuant to the terms of such warrants) issued and sold to certain of the Investors pursuant to the Investor Purchase Agreement.

     2.   Restrictions on Transfer.
          ------------------------

          (a) The Investors and the Existing Holders each agree not to Transfer all or any portion of the Registrable Securities unless and until:

              (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

              (ii) (A) The transferee has agreed in writing to be bound by this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel for such Holder, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel or require a transferee to be bound by this Agreement, for transactions made pursuant to Rule 144.

          (iii)   Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a Transfer by a Holder to a Permitted Transferee thereof in accordance with clause (b) below.

      (b) Any Holder may at any time (i) Transfer all or a portion of its
Equity Securities of the Company to one or more of its Permitted Transferees provided that (w) the transferor shall remain a party to this Agreement and
--------
agrees to guaranty the performance by the transferee of its obligations pursuant to the provisions of this Agreement, (x) the transferee agrees in writing with the other Holders to observe, perform and be bound by the terms and conditions of this Agreement as if references herein to the transferor were references to the transferee, and (y) if the transferee ceases to be a Subsidiary of the applicable Parent), then the transferor shall cause the transferee to Transfer to the transferor or another Subsidiary of the applicable Parent all of its Equity Securities prior to the date of such cessation in accordance with this
Section 2(b) or (ii) pledge or grant a security interest in the Equity Securities owned by it, provided that (x) such pledge security interest is to a
                        --------
financial institution in connection with a bona fide financing transaction and the pledgee or secured party agrees to perform the Holder's obligations hereunder and (y) such financial institution agrees that (i) prior to any foreclosure, it shall first offer such Equity Securities to the other Holders pursuant to Section 19 or 20 (as applicable) (assuming for such purposes that the price offered for such Equity Securities is equal to the amount necessary to extinguish a ratable portion of the underlying obligation for such pledge or security interest), (2) prior to any foreclosure with respect to Class B Shares, it shall first offer to exchange such Class B Shares pursuant to Section 21 and then offer such Equity Securities pursuant to Section 19 or 20, and thereafter convert all remaining Class B Shares to Class A Shares and (3) that such financial institution and any of its transferees (other than any Investor or Existing Holder) will be subject to the obligations of, but will not be entitled to any benefits under, this Agreement with respect to any such foreclosed Equity Securities; provided, however, that following any Transfer under clause (i) or
            --------  -------
(ii) above, the Company and any other party hereto shall only be obligated to provide notices hereunder or, in the case of the Company, provide information, documents and access pursuant to Sections 9, 11 or 14 or otherwise to the original Holder which is a party to this Agreement or any other Permitted Transferee of all of such Holder's equity interest in the Company.

      (c) Notwithstanding anything to the contrary contained herein (other than Section 2(b)) and subject to the terms and conditions contained in this
Section 2(c), (i) each Investor agrees that it shall not Transfer any Preference Shares, except as permitted by Section 20 hereby, in which case it will convert such Preference Shares to Class A Shares prior to Transfer to any Person other than another Investor, (ii) each Investor agrees that it shall not Transfer any Warrants except as permitted by Section 20, (iii) OTVH agrees that it shall not Transfer any Class B Shares except pursuant to the Shareholders Agreement or a transaction in compliance with Section 21 or unless and until such Class B Shares are converted into Class A Shares in accordance with the Memorandum prior to such Transfer, and (iv) each Investor, OTVH and, where applicable, SSI agrees that it shall not Transfer any Equity Securities in violation of any of the rights and obligations contained in this Agreement, including, without limitation, the rights of first offer, tag-along rights and exchange rights contained in this Agreement.

          (d) Each certificate representing shares of Preference Shares or Registrable Securities and each Warrant shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

     (A) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL FOR THE TRANSFEROR REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     (B) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN AN INVESTORS' RIGHTS AGREEMENT DATED OCTOBER 23, 1999, ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

          (e) The Company shall be obligated to reissue promptly unlegended certificates (as to the legend in paragraph (A) above) at the request of any Holder thereof (i) if the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend, or (ii) if such Registrable Securities are registered under the Securities Act or may be sold under Rule 144 promulgated under the Securities Act.

          (f) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

          (g) For purposes of this Agreement, (i) references to an Investor's or Existing Holder's ownership of Shares shall be deemed to mean those Shares beneficially owned by such Investor's or Existing Holder's Parent and (ii) for purposes of Sections 19 and 20 hereof, Equity Securities to be Transferred by an Investor or OTVH or their respective Permitted Transferees shall be subject to the provisions of Sections 19 and 20.

     3.   Required Registration.
          ---------------------

          (a) Subject to Section 3(c), if and whenever the Company shall receive a written request therefor from an Initiating Holder, the Company agrees to prepare and file promptly, and in any event within 45 days after such request, a registration statement under the Securities Act covering the shares of Registrable Securities which are the subject of such request and agrees to use its best efforts to cause such registration statement to become effective. Upon the receipt of such request, the Company agrees to give prompt written notice to all Holders of Registrable Securities that such registration is to be initiated. The Company agrees to include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares by the Holders thereof within thirty (30) days after the receipt of written notice from the Company.

          (b) The Company shall not be required to effect a registration requested pursuant to this Section 3:

              (i) prior to the earlier to occur of (A) one hundred eighty (180) days after an initial Public Offering or the consummation of a transaction which is registered on Form S-4 and which results in the Class A Shares (or the shares into which the Class A Shares are converted in a merger or other transaction which is the subject of the Form S-4 registration) becoming traded on The Nasdaq National Market, The New York Stock Exchange, or the American Stock Exchange, and (B) October 30, 2000; or

          (ii) during the Lock-Up Period (as defined in Section 10) to which the Holders requesting registration of their Registrable Securities are then subject; or

          (iii) if within thirty (30) days of receipt of a written
request from an Initiating Holder pursuant to Section 3(a), the Company gives notice to the Holders of the Company's intention to commence a Public Offering of Class A Shares to be originally issued by the Company within one hundred and eighty (180) days, in the case of an initial Public Offering, or within sixty
(60) days, in the case of any other Public Offering so long as (v) a registration statement with respect thereto is filed with the Commission within, in the case of an initial Public Offering, ninety (90) days, and in the case of any subsequent Public Offering, forty-five (45) days thereafter and (w) thereafter the Company uses its best efforts to cause such registration statement to be declared effective; provided, however, that the Company shall
                                    --------  -------
not exercise this right a second time if (x) the Company fails to file a registration statement within the period specified or (y) Holders have requested to initiate a registration pursuant to this Section 3 which either has not been declared effective or has not been withdrawn by such Holders; provided, further,
                                                              --------  -------
that this Section 3(b)(iii) shall not apply in the event that the Company has elected to defer a requested registration pursuant to Section 3(c); or

          (iv) if the Company shall furnish to Holders requesting registration pursuant to this Section 3, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of an Initiating Holder; provided that such right to delay a registration shall be exercised by the Company not more than once in any twelve (12) month period and shall not be applicable with respect to a registration pursuant to 3(c); or

          (v) in the case of any requested registration the estimated aggregate gross proceeds to the selling security holders would be less than $5,000,000, except as provided in Section 3(c).

      (c) In the event that the Class A Shares of the Company are not registered under the Exchange Act and listed or traded on The Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange as of October 30, 2000, then any Investor or Investors (meeting the requirements referred to in the last sentence of this Section 3(c)) shall be entitled to request registration hereunder notwithstanding the provisions of Section 3(b) above; provided, that
                                                                --------
the Company shall have the right to defer such requested registration for a period (the "Deferral Period"), not to exceed the earlier
             ---------------
of (i)the 181st day from October 30, 2000, and (ii) the delivery by the Company to the Investors of written notice of the Company's determination to terminate the period of deferral of such requested registration, so long as the Company thereafter uses its best efforts to cause the occurrence of the Company's initial Public Offering. In the event the Company has so elected to defer such obligation and a registration statement with respect to the requested registration has not been filed with the Commission prior to the end of such Deferral Period, and, if filed, the Company does not continue to use its best efforts to register such Registrable Securities covered thereby, then following the end of such deferral period the limits on the Holder's right to request registration set forth in Section 3(b) shall not be applicable to a registration requested by any Holder. In order to constitute a valid requested registration by the Investors pursuant to this Section 3(c), the Investors requesting registration (or joining therein) shall then beneficially own that number of Registrable Securities equal to at least 50% of the Issued Number and the number of Registrable Securities with respect to which the Investors are requesting registration equals or exceeds 25% of the Issued Number.

          (d) Notwithstanding anything to the contrary contained herein, (i) each Investor (including for this purpose all transferees and assignees thereof as permitted by this Agreement) shall only have the right to initiate one registration pursuant to this Section 3, provided that, at the time of such request, such Investor owns Shares equal to at least fifty percent (50%) of such Investor's Original Issued Amount, (ii) OTVH (including for this purpose all transferees and assignees thereof as permitted by this Agreement) shall only have the right to request four (4) registrations pursuant to this Section 3, and
(iii) SSI (including for this purpose all transferees and assignees thereof as permitted by this Agreement) shall only have the right to request two (2) registrations pursuant to this Section 3; provided, however, that each Investor,
                                          --------  -------
OTVH and SSI may request an unlimited number of registrations on Form F-3, subject to Section 3(e).

          (e)  (i)    The Company shall not be required by this Section 3 to
effect a registration of Registrable Securities pursuant to any registration statement on Form F-3 unless the proposed public offering price of the securities to be included in such registration shall be at least $1,500,000. The Company shall not be required to effect more than two registrations at the request of the Holders during any consecutive 12 months.

                (ii) The Company shall not be required to register the Registrable Securities of a Holder in the event that the Company determines that all of the Registrable Securities proposed by such Holder to be registered could be sold by such Holder in a single transaction pursuant to Rule 144 and the Company agrees to remove the legend referred to in Section 2(d)(A).

          (f) Any registration under this Section 3 shall be on the least burdensome of Forms F-1, F-2 or F-3 (or any successor forms) for which the Company in the proposed transaction is then eligible. The Company will notify the Holders at such time as the Company qualifies to register Registrable Securities on Form F-3, and thereafter and so long as it qualifies for such Form F-3, the Company will effect any such registration properly requested pursuant to this Section 3, on Form F-3, unless agreed to the contrary with the Initiating Holder. An F-3 registration requested by the Holders shall be deemed to have been made pursuant to the proviso in Section 3(d), but shall be subject to the restrictions set forth in Section 3(e)(i).

          (g) If the Holders initiating a request for the registration of Registrable Securities pursuant to this Section 3 intend to distribute the Registrable Securities covered by their request by means of a Public Offering, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such Public Offering and the inclusion of such Holder's Registrable Securities in the Public Offering to the extent requested (unless otherwise mutually agreed by the Holders of a Majority of the Registrable Securities initiating such request for registration and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such Public Offering agree to enter into (together with the Company) an underwriting agreement with the underwriter or underwriters selected for such underwriting which shall be in customary form and on terms and conditions reasonably acceptable to the Company and those Holders of the Registrable Securities participating in such registration. If any Holder of Registrable Securities does not agree to enter into an underwriting agreement having such terms and conditions, such Holder shall withdraw the Registrable Securities proposed to be registered by it from the registration and shall reimburse the Company for the incremental amount of registration expenses incurred by the Company in connection with the registration of the Registrable Securities such Holder was proposing to sell within thirty (30) days after such
withdrawal.   Such underwriters shall be selected by the Company and shall be
(i) selected from among the list of nationally recognized investment banking firms attached to this Agreement as Annex C, or (ii) approved by the Holders of the Registrable Securities participating in such registration, such approval not to be unreasonably withheld.

          (h) Notwithstanding any other provision of this Section 3, if the managing underwriter of a Public Offering advises the Company and the Holders of Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities requested to be included in such registration exceeds the number of shares of Registrable Securities which can be sold in such offering without having a material and adverse effect upon the success of such offering, including the price at which such Registrable Securities can be sold, then (i) the number of shares of Registrable Securities so requested to be included in such registration shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering and (ii) this reduction in the aggregate number of shares to be registered shall be allocated among all Holders thereof first, by reducing the number of shares pursuant to the exercise
                -----
of any incidental registration rights granted to Persons other than the Holders; and second, by reducing the number of shares to be registered by the Holders
    ------
exercising or participating in a demand registration initiated pursuant to
Section 3(a). If the number of Registrable Securities to be registered by a Holder pursuant to Section 3 is reduced in accordance with this Section 3(h) to less than 75% of the number originally requested to be registered by such Holder, then in no event shall such registration be deemed to have been a "registration" for purposes of the limitations on the number of registrations to which a Holder is entitled hereunder contained in Section 3(d).

          (i) If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company and other holders of the Company's securities may include securities for its (or their) own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (j) A registration effected pursuant to this Section 3 shall not be deemed to have been effected until the applicable registration statement shall have become effective under the Securities Act (and not subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason) for the period specified in Section 5(a). Each Holder of Registrable Securities requested to be registered in a registered offering pursuant to Section 3 may, before any registration statement becomes effective, withdraw its Registrable Securities from inclusion therein, should the terms of the proposed distribution not be satisfactory to such Holder. If Holders holding in the aggregate 50% or more of the Registrable Securities requested to be included in such registration elect to withdraw such registration statement, such registration statement shall be withdrawn (if necessary) and such registration shall not be deemed to have been a "registration" for purposes of the limitations on the number of registrations hereunder contained in this Section 3; provided, that the Holders of Registrable
                                       --------
Securities shall reimburse the Company for their pro rata portion of the registration expenses incurred by the Company in connection with such registration within 30 days after such withdrawal (unless at the time of such withdrawal, such withdrawing Holders of Registrable Securities have learned of a material adverse change in the operating results, financial condition or business of the Company of which such Holders were not aware as of the time of the written request for a registration pursuant to this Section 3 and have withdrawn such request promptly following the disclosure by the Company of such material adverse change, in which case, the Holders of Registrable Securities which were to be included in such registration shall not be obligated to reimburse the Company for such registration expenses in order to preserve their respective rights under this Section 3).

     4.   Incidental Registration.
          -----------------------

          (a) Each time the Company shall determine to file a registration statement under the Securities Act (other than (i) pursuant to Section 3 hereof, (ii) on Form F-4 or another registration statement for shares to be issued in a merger or acquisition transaction, (iii) a registration statement covering solely an employee benefit plan, or (iv) an initial Public Offering of the Company initiated by the Company) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give prompt written notice of its determination to each Investor, OTVH and SSI. Upon the written request of any such Holder given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to use its best efforts to cause all Registrable Securities, held by such Holders which such Holders have so requested registration thereof, to be included in such registration statement and registered under the Securities Act, all to the extent required to permit the sale or other disposition of such Registrable Securities.

          (b) If the registration of which the Company gives written notice pursuant to Section 4(a) is for a Public Offering, the Company agrees to so advise each Holder as a part of its written notice. In such event the right of any such Holder to registration pursuant to this Section 4 shall be conditioned upon such Holder's participation in such Public Offering and the inclusion of such Holder's Registrable Securities in the Public Offering to the extent provided herein. All Holders distributing their Registrable Securities through such Public Offering agree to enter into (together with the Company and the other holders distributing their securities through such Public Offering) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Company and the Holder selling Registrable Securities through such underwriting. If any Holder of Registrable Securities does not agree to enter into an underwriting agreement having such terms and conditions, such Holder shall withdraw from such registration the Registrable Securities proposed to be registered by it and shall reimburse the Company for the incremental amount of registration expenses incurred by the Company in connection with the registration of the Registrable Securities such Holder was proposing to sell within thirty (30) days after such withdrawal.

          (c) Notwithstanding any other provision of this Section 4, if the managing underwriter of a Public Offering advises the Company and the Holders of the Registrable Securities participating in such Public Offering in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering without having a material and adverse effect upon the success of such offering, including the price at which such Registrable Securities can be sold, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be issued by the Company in an offering initiated by and for the account of the Company, which, subject to the first proviso of
Section 3(b)(iii), shall have priority over the shares of Registrable Securities), and (ii) such reduced number of shares shall be allocated among all participating Holders of Registrable Securities and the holders of other securities in proportion, is nearly as practicable, to the respective number of shares of Registrable Securities proposed to be offered and sold in such registration.

          (d) Any Holder of Registrable Securities may elect to withdraw its respective Registrable Securities from inclusion in a registration to be effected pursuant to this Section 4 at any time prior to five (5) Business Days prior to the then anticipated effective date of the applicable registration statement.

     5.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of Section 3 or 4 hereof to use its best efforts to effect the registration of Registrable Securities under the Securities Act, the Company agrees to:

          (a) In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the earlier of (i) ninety (90) days, or (ii) the sale of the securities covered by such registration statement, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete until the earlier of (i) such ninety (90) day period or (ii) the sale of the securities covered by such registration statement;

          (b) Furnish to the Holders of securities participating in such registration and to the underwriters of the securities being registered, without charge and as soon as such documents become available to the Company, such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Holders may reasonably request in order to facilitate the public offering of such securities;

          (c) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders and underwriters may reasonably request within ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

          (d) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (e) Notify such Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (f) If, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, notify as promptly as practicable each Holder of Registrable Securities participating in such registration of the happening of such event and prepare and file as promptly as practicable with the Commission, and as promptly as practicable notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions.

          (g) Advise such Holders, as promptly as practicable after it shall receive notice or obtain knowledge thereof, of the issuance, or threatened issuance, of any stop order or other order by the Commission suspending the effectiveness of such registration statement; use its best efforts to prevent the issuance of any such threatened stop order or other order of which it becomes aware; and, if such stop order or other order is issued, promptly use its best efforts to obtain a lifting of such order as promptly as possible and promptly notify each such Holder of any such lifting or withdrawal.

          (h) Make available for inspection upon request by any Holder of Registrable Securities covered by such registration statement, by any managing underwriter of any distribution to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement; and

          (i) At the request of any Holder of Registrable Securities covered by such registration statement, furnish to such Holder on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (i) an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request (which opinion shall be reasonably acceptable to such Holders), and (ii) a copy of the "cold comfort" letter executed by the Company's independent certified public accountants and delivered by such accountants to the underwriters, each covering such matters as are customarily the subject of opinions of issuer's counsel or independent certified public accountants, as the case may be, provided to underwriters in Public Offerings.

     6.   Expenses.
          --------

          (a) With respect to each registration effected pursuant to Section 3 hereof and with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 4 hereof, the Company agrees to bear all fees, costs and expenses of and incidental to the Company's performance of or compliance with this Agreement (the "Registration Expenses"); provided,
                                           ---------------------    --------
however, that the Holders participating in any such registration shall bear, on
-------
a pro rata basis, all underwriting discounts and commissions attributable to Registrable Securities sold pursuant to such registration statement by such Holders. Such fees, costs and expenses to be borne by the Company shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one firm of counsel for the selling Holders, up to $25,000 per registered offering, selected by the Holders of a majority of the shares of Registrable Securities to be included in such registration, and the premiums and other costs of policies of insurance against liability arising out of such offering. Notwithstanding anything to the contrary contained herein, the Company shall not be required to pay for expenses of any registration of securities begun pursuant to Section 3, the request for which has been subsequently withdrawn by the Initiating Holder unless (i) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holder was not aware at the time of making such request,
(ii) such Initiating Holder agrees to forfeit its right to request a registration pursuant to Section 3(d), in which event such right shall be forfeited by such Holder (provided, that such forfeiture will not affect its
                          --------
rights under Section 3(c) and the proviso set forth in the last sentence of
Section 3(d)). If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (i) of the preceding sentence, then the Holder initiating the request for such registration shall not forfeit its rights pursuant to Section 3 to a demand registration.

          (b) To the extent Registration Expenses are not required to be paid by the Company, such Registration Expenses shall be borne by the Holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares owned by each such requesting Holder which are included in any registration effected pursuant to Section 3 or Section 4.

     7.   Indemnification.
          ---------------

          (a) The Company hereby agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and each of such Holder's officers, directors, employees, attorneys, accountants and agents, and each Person who controls such Holder within the meaning of the Securities Act from and against, and agrees to reimburse such Holder, its officers, directors, employees, attorneys, accountants and agents, and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, its officers, directors, employees, attorneys, accountants and agents, or controlling Persons, may become subject under applicable laws, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such
            --------  -------
case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by such Holder, such underwriter or such controlling Person specifically for use in the preparation thereof.

          (b) Each Holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement hereby agrees, severally and not jointly, to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, employees, attorneys, accountants and agents, and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, employees, attorneys, accountants and agents, and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors or such controlling Persons may become subject under applicable laws, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. Notwithstanding the foregoing, no Holder of Registrable Securities shall be obligated hereunder to pay more than the net proceeds realized by it upon its sale of Registrable Securities included in such registration statement.

          (c) Promptly after receipt by a party entitled to indemnification pursuant to the provisions of subsection (a) or (b) of this Section 7 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 7 and shall not relieve the indemnifying party from liability under this
Section 7 unless such indemnifying party is materially prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both
       --------  -------
the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, or (ii) the indemnifying party and its counsel do not actively pursue the defense of such action. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

          (d) If the indemnification provided for in subsection (a) or (b) of this Section 7 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no Holder of Registrable Securities shall be obligated hereunder to contribute more than the net proceeds realized by it upon its sale of Registrable Securities included in such registration statement.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

          (e) The Company and the Holders of Registrable Securities agree that customary indemnification arrangements relating to any underwriter (as defined in the Securities Act) involved in the Public Offering and any controlling Person of such underwriter shall be set forth in the underwriting agreement executed by the Company and such Holder in connection with the registration of Registrable Securities in accordance herewith.

     8.   Future Registration Rights.  Except (i) as expressly permitted by this
          --------------------------
Agreement, (ii) for an underwriting agreement between the Company and one or more professional underwriters of securities, and (iii) with respect to a registration of Class A Shares of the Company issued to individual stockholders of OpenTV as described in the Step Summary attached to the Investor Purchase Agreement, the Company shall not enter into any agreement to register any Equity Securities with any holder or prospective holder of any securities of the Company which provides for registration rights more favorable than those granted to the Holders without the prior written consent of Investors holding at least sixty percent (60%) of the Registrable Securities held by the Investors.

     9.   Rule 144 Reporting. With a view to making available to the Investors
          ------------------
and Existing Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times after the initial Public Offering of the Company;

          (b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

          (c) So long as an Investor or Existing Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

     10.  "Market Stand-Off" Agreement.
          ----------------------------

          (a) Each Holder hereby agrees that such Holder shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any Equity Securities of the Company held by such Holder (other than those included in the applicable registration; provided that the restrictions therein shall not limit or restrict the exercise of the Warrants) for a period specified by the Company and the managing underwriter of a Public Offering of Class A Shares which period shall not exceed (x) one hundred eighty (180) days, in the case of the Company's initial Public Offering, and (y) ninety (90) days in the case of a subsequent Public Offering for which the registration statement of the Company relating thereto is filed under the Securities Act before the first anniversary of the date of consummation of the Company's initial Public Offering, in each case under clause (x) or (y) following the effective date of a registration statement of the Company filed under the Securities Act relating to a Public Offering of Class A Shares, unless, in the case of clause (y), Investors holding a majority of the Issued Number agree to a longer period, not to exceed 180 days (such period of restriction on sales or transfers being referred to herein as the "Lock-Up Period"); provided, however, that in
                           --------------
connection with the initial Public Offering of Class A Shares of the Company, each Holder agrees to enter into such arrangements restricting such transfers and dispositions on such terms and conditions as are required by the underwriters of such Public Offering and as are acceptable to the Existing Holders, which arrangements are to be substantially in the form of the agreement set forth on Annex D hereto, provided that the obligations of any Holder contained therein shall expire in the event that the registration statement relating to such Public Offering is not declared effective within five days of the date of such agreement or the Public Offering related thereto is not consummated within seven days of the date of such agreement, and, provided, further, that such restrictions shall not prohibit any Investor or Existing Holder from Transferring any Equity Securities to any Permitted Transferee thereof or to any other party to this Agreement in accordance herewith. The obligations described in this Section 10(a) shall not apply to a registration relating solely to employee benefit plans on Form S-8 or a registration relating solely to a Rule 145 transaction on Form F-4 or a registration filed in connection with the sale by individual stockholders of OpenTV of Class A Shares received by them upon exchange of their shares in OpenTV. The Company may impose stop-transfer instructions with respect to the Equity Securities subject to the foregoing restrictions until the end of said period.

          (b) If the Company effects a listing of its Ordinary Shares on the Amsterdam Stock Exchange, each Holder agrees that if such Holder owns more than five percent (5%) of the issued and outstanding capital stock of the Company, at the request of the Amsterdam Stock Exchange such Holder shall enter into an agreement or arrangement with the Amsterdam Stock Exchange, meeting the minimum requirements of the Amsterdam Stock Exchange whereby such Holder shall agree not to sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option or purchase (other than through exercise of a Warrant) or otherwise transfer or dispose of any securities of the Company held by it as may be required or necessitated by the Amsterdam Stock Exchange. MIH and its Subsidiaries agree that, in the event any other Holder is subject to such an agreement with the Amsterdam Stock Exchange, to the extent necessary to enable such Holder to transfer securities of the Company permitted by such agreement, MIH and its Subsidiaries shall not, during the term of such agreement and except as permitted under such agreement, effect any Transfer of Equity Securities which would result in MIH and its Subsidiaries holding less than: (i) that aggregate number of shares of capital stock of the Company that are subject to the transfer restrictions of such Holder's agreement, after giving effect to such transfer by MIH or its Subsidiaries, and (ii) that number of shares of capital stock of the Company held by MIH and its Permitted Transferees as of the date of such Holder's agreement with the Amsterdam Stock Exchange.

          (c) The restrictions set forth in this Section 10 shall not be applicable to a Transfer to a Permitted Transferee or a Transfer to another party to this Agreement or such other party's Permitted Transferee pursuant to this Agreement, an exchange pursuant to Section 21 of this Agreement, or in a transaction subject to Section 22.

     11.  Stockholder Information.  The Company may request each Holder of
          -----------------------
Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by any securities commission (including the Commission), stock exchange or self-regulatory agency in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

     12.  Forms.  All references in this Agreement to particular forms of
          -----
registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced and to references to all forms available to a foreign registrant where any referenced form of registration statement is only available to a domestic registrant or vice versa.

     13.  Nonsolicitation.  Each party hereto (other than the Company and SSI)
          ---------------
hereby agrees that, for so long as such party holds any Equity Securities of the Company and for a period of one (1) year thereafter, (x) it shall not knowingly contact or solicit for employment any management or other professional person known to be employed by the Company or any of its Subsidiaries, without the prior written consent of the Company, and (y) it shall notify promptly following the date of this Agreement each of its Controlled Affiliates of the requirements of this Section 13 and shall use its commercially reasonable efforts to cause its Controlled Affiliates not to knowingly contact or solicit for employment any management or other professional person known to be employed by the Company or any of its Subsidiaries without the prior written consent of the Company. If any such employee inquires as to employment with a party to this Agreement or any of its Affiliates (x) without any solicitation by such party or any of its applicable Affiliates or (y) in response to general advertising or similar general solicitation, such party or its applicable Affiliate may employ such person without restriction.

     14.  Covenants of the Company.
          ------------------------

          (a) Financial Information and Reporting.  The Company shall deliver to
              -----------------------------------
each Investor who holds Shares equal to not less than twenty-five percent (25%) of such Investor's Original Issued Amount, the following:

              (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a balance sheet of the Company as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company for such year, all prepared in accordance with U.S. generally accepted accounting principles consistently applied. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Board;

              (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with U.S. generally accepted accounting principles consistently applied, with the exception that not all notes required by U.S. generally accepted accounting principles need be attached to such statements and year-end audit adjustments may not have been made; and

              (iii) as soon as practicable following approval by the Board, an annual budget and operating plan for such fiscal year and, as promptly as practicable during each fiscal year, all material amendments to such budgets and operating plans.

          (b) Inspection Rights.  So long as each Investor holds Shares equal to
              -----------------
not less than twenty-five percent (25%) of such Investor's Original Issued Amount, such Investor shall have the right to visit and inspect the properties of the Company, and to discuss the affairs, finances and accounts of the Company with its officers, and to obtain and review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this
           --------  -------
Section 14(b) to provide any competitor (as determined in good faith by the Board) of the Company with any confidential or proprietary information of the Company or to permit any such competitor to have access to any such information. The Company shall provide the inspection right set forth in this
Section 14(b) to an Investor which may have an Affiliate which is engaged in activities which are competitive with the Company so long as such Investor holds Shares equal to not less than twenty-five percent (25%) of its Original Issued Amount and so long as the persons given such information or inspection right are not employed in such competitive businesses and such Investor agrees not to share or disclose or permit any Affiliate of such Investor to share or disclose such information with Affiliates of such Investor that are or become so engaged in such competitive businesses.

          (c) Confidentiality of Records.  Each Investor agrees to keep
              --------------------------
confidential and not use, and to cause its authorized representatives to keep confidential and not use all information relating to the Company furnished to it (so long as such information is not in the public domain), except that such Investor may disclose such information to any Affiliate of such Investor (provided that such Affiliate is not a competitor of the Company (as determined in good faith by the Board)) for the purpose of evaluating its investment in the Company as long as such Affiliate is advised of the confidentiality provisions of this Section 14(c) and agrees to be bound thereby.

          (d) Termination.  The covenants set forth in this Section 14 shall
              -----------
terminate as to each Investor and be of no further force or effect immediately prior to the Automatic Conversion Date. The rights contained in this Section 14 are personal to the Investors; notwithstanding anything to the contrary contained herein, the rights in this Section 14 shall not accrue to the benefit of any successor or assignee of any Investor other than a Permitted Transferee.

     15.  Board of Director Issues.  So long as the Investors have the right to
          ------------------------
designate two (2) directors for election to the Board pursuant to this Agreement and at least one director designated by the Investors for election to the Board is then serving on the Board, the Company, shall not (i) increase the number of Class A Shares issuable upon exercise of options granted under the Stock Option Plan, (ii) adopt any other stock option plan or equity based plan, other than the Stock Purchase Plan, or (iii) make any material amendment to, or grant any material waiver under, the Stock Option Plan or any such stock option plan or other equity based plan which amendment, waiver or new plan results in the acceleration of the vesting of rights thereunder or expands the scope of participants covered thereby, without the approval of the Board, including the affirmative vote of at least one director designated for election to the Board by the Investors pursuant to this Agreement.

     16.  Board Observer Rights.  For so long as (i) the Investors collectively
          ---------------------
own Shares equal to at least thirty percent (30%) of the Issued Number, and (ii) an Investor owns Shares equal to at least fifty percent (50%) of such Investor's Original Issued Amount (each such Investor holding such amount of its Original Issued Amount, an "Eligible Investor") and such Eligible Investor does not then have a
            -----------------
designee serving on the Board, such Eligible Investor shall be permitted to designate from time to time one representative to attend all meetings of the Board in a non-voting observer capacity, provided that such Investor and such representative enter into a confidentiality agreement with the Company on terms and conditions reasonably acceptable to the Company and such Investor. Any observer designated by an Investor may be excluded from access to any material or meeting or portion thereof if the Board reasonably determines in good faith that such observer's presence would result in a potential conflict of interest regarding the subject matter to be discussed or involved, including based on competitive concerns.

     17.  Specified Corporate Action.
          --------------------------

          (a) For purposes of this Section 17, the Investors have designated LDIG OTV to serve as the Representative. The Company agrees that all Specified Corporate Actions shall be presented to the Board prior to executing any agreement or taking any binding action in respect thereof; it being understood and agreed that the Company may engage in discussions and negotiations regarding the terms and conditions of any Specified Corporate Action prior to presenting such Specified Corporate Action to the Board. If the Company intends to propose any Specified Corporate Action to its Board, the Company shall provide written notice (the "SCA Notice") to the Representative not more than twenty (20) nor
             ----------
less than ten (10) days prior to the proposed date the Specified Corporate Action is to be presented to the Board. The SCA Notice shall include a description of such Specified Corporate Action, the material terms and conditions relating to such Specified Corporate Action and the date and time at which the Representative's opportunity to object expires. The Representative shall have until the close of business (California time) on the tenth day following receipt of the SCA Notice to object to such Specified Corporate Action, such objection to be made, if at all, by the Representative's delivery of written notice to the Company (addressed to its President) describing such objection prior to the time specified in the SCA Notice. If the Representative objects to a Specified Corporate Action in accordance with this Section 17, a nominated senior executive of the Company and each Investor shall promptly meet to attempt to resolve the objection by mutual agreement within a period not to exceed ten (10) days. The Company shall not enter into or undertake a Specified Corporate Action described in an SCA Notice if the Representative objects thereto in accordance with this Section 17 and such objection is not resolved through mutual agreement in accordance with this Section 17.

          (b) If the Company does not receive written notice from the Representative objecting to the proposed Specified Corporate Action within the period specified in the SCA Notice, the Company shall be permitted, subject to Board approval to proceed with, pursue, enter into, or undertake such Specified Corporate Action described in the SCA Notice, regardless of whether the Company receives any notice of objection to any Specified Corporate Action from any Investor or any group of Investors (other than notice from an Investor acting as the Representative).

          (c) If any event, action or transaction would constitute a Specified Corporate Action which would give rise to the right of the Representative to receive notice thereof and to object thereto in accordance with this Section 17 and the same event, action or transaction requires approval by the Required Vote of the C-1 Convertible Preference Shares under Section 6(b) of the Company's Memorandum, then, notwithstanding anything to the contrary contained herein, the Company shall seek to obtain the Required Vote of the C-1 Convertible Preference Shares under Section 6(b) of the Company's Memorandum, and (i) the Company shall not be required to give the Representative any SCA Notice with respect thereof,
(ii) the Representative shall not have any right to object thereto (other than to vote its C-1 Convertible Preferred Shares on such matter), and (iii) subject to receipt of the Required Vote of the C-1 Convertible Preference Shares, the Company shall not be required to comply with this Section 17 with respect to such specified event, action or transaction, regardless of whether the Company receives any notice of objection to such event, action or transaction from the Representative pursuant to this Section 17, provided that the Company receives the Required Vote of the C-1 Convertible Preference Shares with respect to the taking of such action.

          (d) The rights and obligations of the Representative under this
Section 17 shall not be assignable or delegable without the prior written consent of the Company; provided, however, that the Investors may select another
                        --------  -------
Investor to serve as Representative in lieu of the then serving Representative by delivery to the Company of written notice of the selection of such replacement Representative duly executed by each Investor which replacement shall be effective upon receipt by the Company of such executed notice.

          (e) Notwithstanding anything to the contrary contained herein, the obligations of the Company under this Section 17 and the objection right of the Representative provided in this Section 17 shall terminate and be of no further force and effect with respect to the Specified Corporate Action specified in clause (iv) of the definition thereof, upon the earlier to occur of (i) a Change of Control, or (ii) the Investors ceasing to own Shares equal to at least fifty percent (50%) of the Issued Number. The obligation of the Company under this
Section 17 and the objection right of
the Representative provided in this Section 17 shall terminate and be of no further force and effect with respect to the Specified Corporate Action (other than the Specified Corporate Action set forth in clause (iv) of the definition thereof), upon the earliest to occur of (i) the Investors ceasing to own Shares equal to at least fifty percent (50%) of the Issued Number, (ii) the second anniversary of the Automatic Conversion Date, and (iii) a Change of Control.

     18.  Rights of Participation.
          -----------------------

          (a) Subsequent Offerings.  If the Board proposes to issue or sell any
              --------------------
Company Securities to one or more of its existing stockholders, then each Investor, for so long as it owns Shares equal to at least fifty percent (50%) of its Original Issued Amount, OTVH and SSI (each, a "Participant") shall have a
                                                   -----------
right of participation to purchase its pro rata share of all Company Securities that the Company proposes to sell or issue to its stockholders after the date of this Agreement, other than the Company Securities excluded by Section 18(d). Such Participant's pro rata share is equal to the ratio of (A) the number of issued and outstanding Shares held by such Participant immediately prior to the issuance of such Company Securities to (B) the total number of issued and outstanding Shares held by all Participants immediately prior to the issuance of such Company Securities.

          (b) Exercise of Rights.  The Company shall give each Participant
              ------------------
written notice of its intention to issue Company Securities subject to this
Section 18, describing the Company Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Participant shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Company Securities for the price and upon the terms and conditions specified in the notice by giving written notice to such effect to the Company and stating therein the quantity of Company Securities to be purchased. Such notice given by a Participant shall constitute its binding agreement (subject to receipt of the consents and approvals and expiration of the waiting period provided in Section 23) to purchase such Company Securities at such price and upon such terms and conditions. It shall be a condition to the issuance and sale of any Company Securities to any Participant pursuant to this Section 18 that such Participant provide all information reasonably requested by the Company to ensure compliance with applicable securities laws with respect to the offer and sale of such Company Securities to such Participant.

          (c) Termination of Rights of Participation . The rights of
              ---------------------------------------
participation granted in this Section 18 to the Investors shall terminate upon the Automatic Conversion Date.

          (d) Excluded Securities.  The rights of participation granted in this
              -------------------
Section 18 shall not apply to the issuance or grant of any of the following Equity Securities:

              (i) up to an aggregate amount of 22,000,000 Ordinary Shares (as adjusted to reflect any stock dividends, combinations, splits, reverse splits, recapitalizations or similar events affecting such Class A Shares after the date hereof) (and/or options, warrants or other Ordinary Shares purchase rights issued pursuant to such options, warrants or other rights) to be issued to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary, pursuant to the Stock Option Plan, the Stock Purchase Plan or other equity-based arrangements that are approved by the Board in accordance with this Agreement;

              (ii) Ordinary Shares issued pursuant to any rights, agreements, options or warrants outstanding as of the date of this Agreement in each case which are described in the Investor Purchase Agreement (and the Schedule of Exceptions thereto) and the schedules thereto, and stock issued pursuant to any such rights, agreements, options or warrants granted after the date of this Agreement, provided that the rights of participation established by this Section 18 applied with respect to the initial sale or grant by the Company of such rights, or agreements, options or warrants;

              (iii) Ordinary Shares of the Company issued in connection with any stock split, reverse split, stock dividend or recapitalization by the Company in accordance with the Memorandum;

              (iv) Class A Shares of the Company or other securities issued upon conversion of any Preference Shares or Class B Shares;

               (v) Convertible Preference Shares to be issued to the Investors and SSI and Warrants and warrant shares issuable upon exercise thereof pursuant to the Purchase Agreements;

               (vi) Class B Shares issuable to SSI pursuant to the Exchange Agreement and issuable to individual shareholders of OpenTV as described in the Step Summary and any Class A Shares of the Company or other securities issuable upon conversion thereof;

               (vii) any distribution to all stockholders of the Company of rights as contemplated in clause (v) of the definition of Specified Corporate Action; and

               (viii) warrants for up to 3.5 million shares proposed to be issued to GI and the Class A Shares of the Company issuable upon exercise thereof (the "GI Warrants").
              -----------

     19.  Right of Offer by OTVH.  Subject to the rights of SSI under the
          ----------------------
Shareholders' Agreement (and its Permitted Transferees as defined in the Shareholders' Agreement as in effect on the date hereof), and -subject to the terms and conditions specified in this Section 19, OTVH hereby grants to each Investor a right of offer with respect to Transfers by OTVH of its Equity Securities, other than (i) a Transfer to a Permitted Transferee, (ii) in connection with a Transfer pursuant to which Investors have the right to participate through tag-along rights in accordance with Section 22, (iii) a Transfer of Class A Shares to any third party to which the Company had proposed to issue Equity Securities in a transaction which would have been a Specified Corporate Action but with respect to which the Representative objected in accordance with Section 17, up to, in the aggregate, that number of Class A Shares representing not more than twenty percent (20%) of the fully diluted Equity Securities of the Company as of the date of this Agreement (after giving effect to the issuance and sale of Preference Shares and Warrants and the deemed issuance of Warrant Shares thereunder) to the Investors and the issuance of Preference Shares to SSI pursuant to the Purchase Agreements, provided that such Class A Shares are sold on terms no more favorable to such third party than the terms set forth in the SCA Notice, or (iv) a sale of Class A Shares pursuant to a registered Public Offering or pursuant to Rule 144; provided, that OTVH
                                                      --------
acknowledges and agrees that if SSI does not elect to purchase Equity Securities owned by OTVH which are offered to SSI under the Shareholders' Agreement, such Equity Securities will become subject to this Section 19. Each time OTVH proposes to Transfer any Equity Securities (other than as contemplated in the preceding sentence), subject to compliance with the rights of SSI and its permitted transferees under the Shareholders' Agreement, OTVH shall make an offering of such Equity Securities to the Investors in accordance with the following provisions:

          (a) OTVH shall deliver a notice by certified mail ("Notice") to the
                                                              ------
Investors stating (i) its bona fide intention to Transfer such Equity Securities, (ii) the number of such Equity Securities proposed to be Transferred and (iii) the price and terms, if any, upon which it proposes to offer such Equity Securities.

          (b) Within thirty (30) calendar days after delivery of the Notice, each Investor may elect, by the delivery of written notice to such effect, to purchase, at the price and on the terms specified in the Notice, up to that portion of such Equity Securities which equals the proportion that the number of Ordinary Shares issued and held, or issuable upon conversion of Preference Shares then held, by such Investor bears to the total number of Ordinary
Shares then issued (including deemed issuance upon conversion of Preference Shares) and held by all Investors electing to purchase. Each Investor shall be entitled to designate an additional amount of Equity Securities which it would agree to purchase should the offer not be fully subscribed by Investors, and if not so fully subscribed then such designation shall constitute an offer to purchase up to such additional designated amount, subject to pro rata reduction as described above in case such offer is oversubscribed. Such notices given by the Investors shall constitute their binding respective agreements to purchase the Equity Securities covered thereby at the price and on the terms and conditions set forth in the Notice (subject to receipt of consents and approvals and expiration of waiting periods as provided in Section 23).

          (c) If the Investors do not subscribe for all of the Equity Securities proposed to be sold by OTVH in accordance with Section 19(b), OTVH may, during the one hundred and twenty (120) day period following the expiration of the thirty (30)-day period provided in subsection 19(b) hereof, agree to Transfer the offered Equity Securities to any Person at a price not less than, and upon terms no more favorable to the transferee than those specified in the Notice. If OTVH does not enter into an agreement for the sale of such Equity Securities within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Equity Securities shall not be Transferred unless, subject to compliance with the rights of SSI (and its Permitted Transferees as defined in the Shareholders' Agreement), first reoffered to the other Investors and OTVH in accordance herewith.

          (d) OTVH agrees that if it proposes to Transfer any Equity Securities held by it and it is required by the terms of the Shareholders' Agreement to offer SSI (including for purposes of this Section 19(d), Permitted Transferees of SSI as defined in the Shareholders' Agreement as of the date hereof) the right to purchase such Equity Securities, it shall make such offer, and if not accepted in full (with respect to all shares so offered) by SSI in accordance with the terms of the Shareholders' Agreement, then OTVH shall not sell any shares to SSI, but shall offer such Equity Securities to the Investors in accordance with this Section 19.

          (e) The rights of first offer granted in this Section 19 to any particular Investor shall terminate upon, and be of no further force and effect after the date on which such Investor ceases to own Shares equal to at least fifty percent (50%) of its Original Issued Amount.

     20.  Right of Offer by the Investors.  Subject to the terms and conditions
          -------------------------------
specified in this Section 20, each Investor hereby grants to each other Investor, first, and OTVH second a right of first offer with respect to future Transfers by such Investor of its Equity Securities; provided, however, that
                                                     --------  -------
the Warrants shall only be transferable (i) to a

Permitted Transferee of an Investor pursuant to Section 2(b)(i), and (ii) to any Other Investor pursuant to Section 20(e), and the provisions of Section 20(a),
(b), (c) and (d) shall not be applicable thereto. Each time an Investor (the "Selling Investor") proposes to Transfer any Equity Securities, the Selling
 ----------------
Investor shall first offer to sell Equity Securities to the other Investors (the "Other Investors") and OTVH in accordance with the following provisions:
 --------------

          (a) The Selling Investor shall deliver a notice by certified mail ("Notice") to the Other Investors and OTVH stating (i) its bona fide intention
--------
to Transfer such Equity Securities, (ii) the amount and description of such Equity Securities to be transferred and (iii) the price and terms, if any, upon which it proposes to Transfer such Equity Securities.

          (b) Within thirty (30) calendar days after delivery of the Notice, each Other Investor may elect, by the delivery to the Selling Investor of written notice to such effect, to purchase, at the price and on the terms specified in the Notice, up to that portion of such Equity Securities which equals the proportion that the number of Equity Securities held by such Other Investor bears to the total number of Equity Securities held by all Other Investors accepting the offer. During the five (5)-day period commencing on the expiration of such thirty (30)-day period, the Selling Investor shall provide written notice to OTVH of the number of Shares which the Other Investors have not elected to purchase in accordance with this Section 20(b). During the ten
(10)-day period commencing upon receipt of such notice from the Selling Investor, OTVH may elect, by the delivery to the Selling Investor of written notice to such effect, to purchase, at the price and on the terms specified in the Notice, all of Equity Securities proposed to be Transferred by the Selling Investor with respect to which the Other Investors have not made a valid election to purchase in accordance herewith. A notice given by an Other Investor or OTVH pursuant to this Section 20 shall constitute its binding agreement to purchase such Equity Securities on the terms and conditions applicable to such sale (subject to receipt of consents and approvals and expiration of waiting periods as provided in Section 23).

          (c) If the Investors and OTVH do not subscribe for all of the Equity Securities proposed to be sold by the Selling Investor in accordance with
Section 20(b), the Selling Investor may, during the one hundred twenty (120)-day period following the expiration of the forty five (45)-day period provided in subsection 20(b) hereof, enter into an agreement to Transfer the offered Equity Securities to any Person at a price not less than, and upon terms no more favorable to the transferee than those specified in the Notice. If the Selling Investor does not enter into an agreement for the sale of the Equity Securities within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Equity Securities shall not be Transferred unless first reoffered to the Other Investors and OTVH in accordance herewith.

          (d) Notwithstanding anything herein to the contrary: (i) the provisions of this Section 20 shall not apply to any Transfer (x) by an Investor to a Permitted Transferee of such Investor, or (y) pursuant to any registered Public Offering of Class A Shares, or (z) pursuant to Rule 144; and (ii) no Investor shall Transfer any Preference Shares other than to any Other Investor. If an Investor desires to Transfer any Preference Shares and the Other Investors do not subscribe for all of such shares pursuant to this Section 20, the Selling Investor shall convert such shares (other than shares transferred to any Other Investor) into Class A Shares in accordance with the Memorandum prior to any such Transfer.

          (e) If an Investor desires to Transfer a Warrant issued to it pursuant to the Investor Purchase Agreement, other than to a Permitted Transferee in accordance with Section 2(b)(i), such Selling Investor shall give written notice of such proposed transfer to the Other Investors comparable to that notice described in Section 20(a). Within thirty (30) days calendar days after delivery of such notice, each Other Investor may elect, by the delivery to the Selling Investor of written notice to such effect, to purchase, at the price and the terms specified in the Notice up to that portion of the Warrant which equals the proportion that the number of Equity Securities held by such Other Investor bears to the total number of Equity Securities held by all Other Investors accepting the offer (or in such other proportions as the Investors may agree).
A notice given by an Other Investor pursuant to this Section 20(e) shall constitute its binding agreement to purchase such Warrant on the terms and conditions applicable to such sale, subject to receipt of consents and approvals and expiration of waiting periods as provided in Section 23. If the Other Investors do not subscribe for all of the Warrants proposed to be sold by the Selling Investor in accordance with this Section 20(e), the Selling Investor may not thereafter Transfer the Warrant except in accordance with this Section 20(e).

     21.  Right to Exchange.
          -----------------

          (a) Notwithstanding anything in this Agreement to the contrary, neither OTVH, SSI or any Investor owning Class B Shares (each, a "B Holder")
                                                                  --------
shall Transfer any Class B Shares to any Person other than (i) pursuant to this
Section 21, (ii) a Transfer to a Permitted Transferee of such B Holder, (iii) if the B Holder proposing to Transfer is an Investor to an Other Investor pursuant to Section 20 hereof, (iv) in a Change in Control transaction in which the Investors have the right to participate pursuant to Section 22, or (v) if the B Holder proposing to Transfer is OTVH or SSI, pursuant to the Shareholders' Agreement. Prior to any Transfer other than as provided in the immediately preceding sentence, each B Holder shall be required to convert the

Class B Shares proposed to be Transferred into Class A Shares in accordance with the Memorandum prior to such Transfer.

          (b) Subject to the terms and conditions specified in this Section 21, if a B Holder proposes to convert any Class B Shares held by it into Class A Shares or would be required to convert any Class B Shares held by it into any Class A Shares (a "Converting Holder"), such Converting Holder hereby grants to
                   -----------------
each Investor (other than such Converting Holder, if such Converting Holder is also an Investor) (an "Other Holder") a right to exchange Class A Shares owned
                       ------------
by such Other Holder (for Class B Shares which such Converting Holder proposes to (or which such Converting Holder would be required to) convert to Class A Shares. Each time a Converting Holder proposes to (or would be required to) convert any Class B Shares held by it into Class A Shares, the Converting Holder shall first grant an exchange right with respect to such Class B Shares to the Other Holders in accordance with the following provisions:

          (i) The Converting Holder shall deliver a notice by certified mail (an "Exchange Notice") to each Other Holder (A) stating its bona fide intention to
 ---------------
convert Class B Shares into Class A Shares, (B) stating the number of such Class B Shares to be converted and (C) containing an irrevocable offer by the Converting Holder to exchange all of such Class B Shares for an equal number of Class A Shares subject to the terms and conditions of this Section 21.

          (ii) Within five (5) days after receipt of the Exchange Notice, each Other Holder may elect to exchange a number of Class A Shares, on a one-for-one basis, up to the total number of Class B Shares proposed to be converted by the Converting Holder, by the delivery, within five (5) days following such Other Holder's receipt of the Exchange Notice, of written notice of (A) such Other Holder's desire to exercise such exchange right and (B) the number of Class A Shares such Other Holder elects to exchange for an equal number of Class B Shares, up to the aggregate number of Class B Shares proposed or required to be converted by the Converting Holder (an "Exchange Election"). Subject to the
                                        -----------------
provisions below, each Other Holder who validly delivers an Exchange Election shall be entitled to exchange the number of Class A Shares set forth in such Other Holder's Exchange Election for an equal number of Class B Shares. An Exchange Election validly delivered by an Other Holder shall constitute the binding agreement of such Other Holder to exchange the Class A Shares set forth therein on the terms and conditions of this Section 21 (subject to receipt of consents and approvals and expiration of waiting periods as provided in Section
23).

          (iii)If the Other Holders as a group validly deliver Exchange Elections to exchange a total number of Class A Shares that is greater than the total number of Class B Shares proposed to be converted by the Converting Holder, then each

Other Holder shall only be entitled to exchange a number of Class A Shares equal to the lesser of (A) the number of Class A Shares set forth in such Other Holder's Exchange Election, or (B) a number of Class A Shares equal to the product of (1) the number of Class B Shares proposed to be converted by the Converting Holder, multiplied by (2) a fraction, the numerator or which is equal to the number of Equity Securities held by such Other Holder, and the denominator of which is equal to the aggregate number of Equity Securities held by all Other Holders who validly delivered Exchange Notices.

          (iv) If the calculation in clause (iii) results in (A) one or more Other Holders being entitled to exchange a number of Class A Shares that is less than the number set forth in such Other Holder's Exchange Election, and (B) any of the Class B Shares set forth in the Exchange Notice not being subject to exchange, then each Other Holder described in clause (A) of this sentence shall be entitled to exchange an additional number of Class A Shares equal to the lesser of (x) the number of Class A Shares set forth in such Other Holder's Exchange Election which such Other Holder was not entitled to exchange pursuant to the calculation in clause (iii), and (y) a number of Class A Shares equal to the product of (1) the number of Class B Shares proposed to be converted by the Converting Holder which are not subject to exchange pursuant to the calculation in clause (iii), multiplied by (2) a fraction, the numerator of which is equal to the number of Equity Securities held by such Other Holder, and the denominator of which is equal to the aggregate number of Equity Securities held by all Other Holders who are described in clause (A) of this sentence. The calculation in this clause (iv) shall be repeated until such time as either all Class B Shares proposed to be converted by the Converting Holder have been allocated among the Other Holders for exchange or all Other Holders who validly delivered Exchange Notices are entitled to exchange all Class A Shares set forth in their respective Exchange Notices. Other Holders who validly deliver Exchange Notices pursuant to this Section 21 in accordance herewith shall surrender the certificates representing the Class A Shares properly exchangeable for Class B Shares to the Converting Holder and the Converting Holder shall surrender certificates representing the Class B Shares so converted, in each case with duly executed stock powers attached thereto, within three days following the conclusion of the five day period following receipt of the Exchange Notice by all Other Holders.

          (c) To the extent that any Class B Shares designated in a validly delivered Exchange Notice are not subject to exchange pursuant to this Section 21, the Converting Holder shall be permitted to convert those Class B Shares into Class A Shares in accordance with the terms of the Memorandum upon the conclusion of the five (5)-day period following receipt of the Exchange Notice by all Other Holders.

          (d) The rights of exchange established by this Section 21 shall terminate with respect to any Investor when such Investor ceases to own Shares equal to at least fifty percent (50%) of such Investor's Original Issued Amount.

     22.  Tag-Along Rights.
          -----------------

          (a) If MIH or its Controlled Affiliates (including, but not limited to, OTVH, the "MIH Group") proposes to enter into an agreement with an
               ---------
unaffiliated third party to Transfer Shares (including by merger, consolidation or other business combination) owned by MIH or its Controlled Affiliates in one transaction or a series of related transactions which result in a Change of Control (a "Tag-Along Sale"), then each Investor shall have the right to
            --------------
participate in such Tag-Along Sale by selling up to the number of Shares (the

"Maximum Tag-Along Shares") equal to the product of (i) the total number of
-------------------------
Shares proposed to be Transferred by the MIH Group, multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of Shares owned by such Investor immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of (A) the aggregate number of Shares owned by the Investors who are eligible to participate in such Tag-Along Sale as provided in Section 22(i), plus (B) the aggregate number of Shares owned by the MIH Group immediately prior to the Tag-Along Sale. Any such sale by any Investor shall be on the same economic terms and conditions as the proposed Tag-Along Sale by the MIH Group. Without limiting the foregoing, and by way of example all Selling Holders shall share pro rata, based upon the number of Shares being sold by each (x) in all transaction expenses, (y) in any joint indemnity liabilities of the sellers to the proposed transferee or purchaser in the Tag-Along Sale relating to representations concerning the OpenTV business, and (z) in any escrow for the purpose of satisfying any such indemnity liabilities. If required by the purchaser, each Investor shall, as a condition to its participation in the Tag-Along Sale, agree to become a party to each agreement proposed to be executed by any member of the MIH Group in connection with the sale of such Shares; provided, however, that notwithstanding the
                              --------  -------
foregoing, it is understood and agreed that no participating Investor shall be required to agree to be bound by any covenant, agreement or restriction which survives the execution and delivery of such agreement or the closing of such Tag-Along Sale which restricts or limits the right of the participating Investor to conduct its business (including investments by such Investor) as determined in good faith by such participating Investor or prohibits such participating Investor from entering into or engaging in any business or which would require it to sell or dispose of any of its assets or business including, but not limited to, non-competition agreements, exclusivity agreements, agreements relating to carriage or distribution, and other agreements and arrangements similar to the foregoing; provided, however, that the foregoing shall not
                          --------  -------
include, by way of example, and a participating Investor shall be obligated to perform any covenant obligating it to keep confidential and not disclose confidential information relating to the Company. No party to any such agreement shall be liable for the breach of any representation, warranty or covenant made by another party as to itself. If the Tag-Along Sale constitutes a series of transactions which result in a Change of Control, then the price per Share to be paid in connection with such Tag-Along Sale shall equal the weighted average purchase price per Share with respect to those sales of Shares sold in such transaction or series of transactions. MIH shall not and shall cause its Controlled Affiliates not to take any actions or enter into any agreements other than as specified herein in order to avoid or seek to avoid the performance of their obligations under this
Section 22 but will at all times act in good faith in connection with any Tag-Along Sale. MIH shall not and shall cause its Controlled Affiliates not to engage in any Transfer subject to this Section 22 unless each Investor which is then an Eligible Investor is permitted to participate in such Tag-Along Sale in accordance with the terms hereof.

          (b) MIH shall provide each Investor with written notice (the "Sale
                                                                        ----
Notice") not less than ten (10) days prior to executing any agreement with
------
respect to a Change or Control. Each Sale Notice shall set forth (i) the name and address of each proposed transferee or purchaser of Shares and, if known, such transferee's or purchaser's equity interest in the Company; (ii) the number of Shares proposed to be transferred or sold by the MIH Group; (iii) the proposed amount and form of consideration to be paid for such Shares and the terms and conditions of payment offered by each proposed transferee or purchaser; (iv) the aggregate number of Shares held of record as of the date of the Sale Notice by the MIH Group; (v) the maximum number of Shares that the Investor to whom the notice is sent is entitled to include in the proposed sale if it constitutes a Tag-Along Sale; (vi) the proposed date of consummation of the proposed sale; and (vii) whether MIH believes that the proposed sale constitutes a Tag-Along Sale; the Investors hereby agree that MIH, provided that it reasonably believes the proposed transferee is acting in good faith, shall be entitled to rely on any representation it receives from the proposed transferee regarding the transferee's equity interest in the Company. MIH agrees to provide each Investor, upon its request, all other relevant information concerning the proposed transferee or purchaser of Shares to the extent known by MIH.

          (c) If the proposed sale constitutes a Tag-Along Sale, then each Investor shall provide written notice (the "Tag-Along Notice") to MIH of its
                                            ----------------
decision to participate in the Tag-Along Sale, such notice to be delivered, if at all, within 10 days following receipt of the Sale Notice. The Tag-Along Notice shall set forth the number of Shares, if any, that such Investor desires to include in the Tag-Along Sale (which shall not exceed such Investor's Maximum Tag-Along Shares).

          (d) MIH shall determine the aggregate number of Shares to be sold by each participating Investor in any given Tag-Along Sale in accordance with the terms hereof, and a Tag-Along Notice given by an Investor shall constitute its binding agreement to sell such Shares on the terms and conditions applicable to such sale (subject to receipt of consents and approvals and expiration of waiting periods as provided in Section 23). In the event that the proposed purchaser or transferee of Shares, the Transfer of which is subject to this Section 22, does not agree to purchase Shares which a participating Investor has requested be included in the Tag-Along Sale directly from such Investor, then, in order to complete such sale to such third party, MIH, either by itself or through one or more of its Controlled Affiliates, shall have the right to purchase such Shares directly from such Investor simultaneous with the consummation of the Tag-Along Sale as though it were the purchaser or transferee in connection with the Tag-Along Sale (and for the same price and form of consideration as would be received in such Tag-Along Sale) and in order to complete such transaction and comply with the requirements of this Section 22, and the selling Investor shall otherwise comply with all of its obligations hereunder as if it were selling Shares directly to such third party, including, without limitation, entering into all such agreements and bearing all such liabilities as set forth in
Section 22(a) as though it were selling Shares directly to the purchaser or transferee in the Tag-Along Sale, identified in the Sale Notice, except that MIH or one or more of its Controlled Affiliates, as the case may be, shall be the purchaser or transferee thereunder. In the event a sale by a participating Investor to MIH pursuant to this paragraph (d) would have adverse tax consequences to such Investor, such Investor shall be entitled to withdraw its Shares from such Tag-Along Sale, provided that such withdrawing Investor shall be deemed to have had the right to participate in the Tag-Along Sale for purposes of this Section 2.2

          (e) If a Tag-Along Notice is not received by MIH from an Investor within the period specified above, MIH and its Controlled Affiliates shall have the right to Transfer the number of Shares specified in the Sale Notice (less the amount of Shares to be Transferred by electing Investors) to the proposed purchaser or transferee without any participation by such non-electing Investor, but only on the terms and conditions stated in such Sale Notice and only if such sale is consummated within one hundred twenty (120) days of the date of delivery of the Sale Notice.

          (g) The provisions of this Section 22 shall apply regardless of the form of consideration received in the Tag-Along Sale, provided that non-cash consideration is allocated proportionately among MIH and the participating Investors.

          (h) The provisions of this Section 22 shall not apply to (i) any Transfer (x) by OTVH to any Permitted Transferee of OTVH, or (y) in connection with any registered Public Offering involving the Class A Shares, or (ii) any transaction or series of transactions which do or does not result in a Change of Control. No transferee which acquires Shares in a Tag-Along Sale in accordance with this Section 22 shall be bound by the provisions of this Section 22. If any Investor who is then eligible to participate in a

Tag-Along Sale has the right to participate in such Tag-Along Sale in accordance herewith and such Tag-Along Sale is consummated, then regardless of whether or not such Investor so participates, no Investor thereafter shall have the right to participate in any other transaction or series of related transactions which would result in a Change of Control or constitute a Tag-Along Sale.

          (i) The tag-along rights established by this Section 22 shall terminate with respect to an Investor when such Investor ceases to own Shares equal to at least fifty percent (50%) of such Investor's Original Issued Amount.

     23.  Governmental Consents to Transfer.  Notwithstanding anything to the
          ---------------------------------
contrary set forth herein, a party's obligation to purchase Equity Securities pursuant to Sections 18, 19, 20, 21 and 22 shall be subject to (x) receipt of all governmental approvals, consents or waivers required for such purchase, and
(y) the expiration or termination of the waiting period under the HSR Act if such transaction requires the filing of notice under the HSR Act. As promptly as practicable following receipt by the Company or other transferor of a notice from a proposed transferee of its desire to exercise a right of participation, purchase or exchange pursuant to Sections 18, 19, 20, 21 or 22, the transferor and the transferee shall make (or cause to be made) any and all required applications or filings with, and seek any required consents, approvals or waivers from, any governmental or regulatory agencies, including, but not limited to under the HSR Act and applicable securities laws, (ii) use all reasonable efforts to obtain any and all such consents, approvals or waivers and the termination of any applicable waiting period under the HSR Act, in each case, which are reasonably necessary in connection with the exercise of any such right, and (iii) use reasonable efforts to cooperate with, and express its support for, such other party's efforts to obtain any such consents, approvals and waivers; provided, however, that no transferee or transferor shall be
             --------  -------
required to submit to any restriction or modification relating to its business, or agree to sell any assets, in order to obtain such consent or approval or waiver or the expiration of any waiting period under the HSR Act. Upon receipt of such consents, approvals or waivers or the expiration or termination of such waiting period, as the case may be, the transferor and the transferee, as the case may be, shall notify the other of such receipt, expiration or termination. If the transferee or the transferor are not able to obtain any such approval, consent or waiver within ninety (90) days following delivery of the transferee's binding agreement to purchase such Equity Securities, then the transferor shall be released from its obligation to sell such Equity Securities to such transferee and such transferee shall be released from its obligation to purchase such Equity Securities and such transferor shall be permitted to Transfer such Equity Securities to an unaffiliated third party in accordance with the applicable Section hereof.

     24.  Limited Non-Competition Covenant.
          --------------------------------

          (a) During the period commencing on the date hereof and ending upon the earlier to occur of (i) the first anniversary of the date of consummation of the initial Public Offering of the Company's Class A Shares, and (ii) the date upon which MIH ceases to beneficially own Shares having a majority of the outstanding voting power of the Company (the "Restricted Period"), MIH agrees,
                                              -----------------
for the benefit of the Investors, that it will not, directly or indirectly through its Controlled Affiliates, engage or participate in, or acquire an equity interest in any Person which engages or participates in, a Restricted Business (as defined below), other than in accordance with the provisions in this Section 24. The term "Restricted Business" shall mean those areas of the Company's business described in the Amendment No. 1 to the Registration Statement on Form F-1 of Company, filed with the Commission on October 7, 1999, under the caption "Business -- the OpenTV System -- OpenTV Runtime", "--Open Streamer", "-- Application Development Tools", and "-- Applications", as well as upgrades, modifications and improvements reasonably related thereto created during the Restricted Period and consistent with the business areas described therein.

          (b) Notwithstanding the foregoing, the restrictions set forth herein shall not be applicable to: (A) OTVH's investment in the Company, (B) Restricted Businesses which are currently engaged in by MIH and its Controlled Affiliates, provided that in doing so it will not cause the Company's ability to develop applications to be materially and adversely affected thereby; (C) application development activities of MIH and its Controlled Affiliates relating to interactive television primarily for the use of cable and satellite television platforms owned by MIH or any entity that MIH Controls or over which it has significant management influence, which may or may not be sold to unaffiliated third parties; (D) any acquisition of an interest in a Person which is engaged in a Restricted Business so long as the Restricted Business conducted by such other Person does not constitute fifteen percent (15%) or more of the aggregate business (as measured by its assets or revenues) of such Person, or (E) the acquisition by MIH or its Controlled Affiliates of an equity interest in any Person engaged in the Restricted Business so long as (1) such equity interest is less than 20% of the fully diluted equity interests of such Person and (2) MIH and its Controlled Affiliates are not actively involved in the management of the business of such Person (provided, that MIH's participation in the management of
                         --------
such Person through representation on such Person's board of directors or other governing body which is proportionate to its equity and voting interest in such Person shall not be deemed active management in such Person's business).

          (c) In the event MIH desires to acquire an equity interest in a Person engaged in a Restricted Business or otherwise engage or participate in a Restricted

Business, in each case which would otherwise be prohibited by the terms of this Section (a "Restricted Opportunity"), then MIH shall,
                          ----------------------
notwithstanding the provisions of this Section 24, be permitted to make such investment or engage or participate in such Restricted Business, provided that MIH shall first have (i) notified the Board of such Restricted Opportunity and provided the Board with full disclosure regarding such Restricted Opportunity (to the extent of material information possessed by MIH) and (ii) the Board (with all directors which are affiliated with or employed by MIH or its Controlled Affiliates abstaining from voting thereon) shall not have determined to proceed with or pursue such Restricted Opportunity within twenty (20) days of receipt of such notice from MIH.

          (d) No Person which acquires any Shares from MIH or any member of the MIH Group in accordance with the terms of this Agreement (other than any Controlled Affiliate of MIH) shall be bound by the restrictions contained this
Section 24.

     25.  Voting of Shares for Election of Directors.
          ------------------------------------------

          (a) From and after the Automatic Conversion Date, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company of which members of the Board are to be elected or whenever members of the Board are to be elected by written consent, each Existing Holder and each Investor agrees to vote or act with respect to all of the Shares owned by it, and to cause each director designated by it (whether individually or as a member of a group) to the extent possible to vote or act in favor of the following:

          (i) (x) so long as the Investors own that number of Ordinary Shares, in the aggregate, equal to at least sixty percent (60%) of the Issued Number, two (2) directors designated by the Investors; or (y) if the Investors own less than the amount specified in clause (x) above, then so long as the Investors own that number of Shares, in the aggregate, equal to at least thirty percent (30%) of the Issued Number, one (1) director designated by the Investors;

          (ii) so long as SSI owns either that number of Shares or that number of shares of OpenTV, in the aggregate, equal to at least thirty percent (30%) of the number of Class B Shares issuable to it pursuant to the exercise in full of its rights under the Exchange Agreement, one member of the Board designated by SSI; and

          (iii)  a majority of the members of the Board designated by OTVH.

          (b) The Investors covenant and agree with MIH that the director nominees to be designated pursuant to Section 25(a)(i), if any, shall be persons which (i) are not involved in the business (as members of the board of directors or other governing body, officers, partners, employees or any similar capacity) of a Person which is engaged in a Restricted Business and (ii) are of appropriate expertise relating to the activities of the Company and its customers and appropriate seniority within the corporate structure of the applicable Investor (or in the event the Investor's principal asset is its interest in the Company, the appropriate parent entity of such Investor) such that such person is capable of adequately representing the interests of the Investors and providing a meaningful contribution on behalf of the Investors to
determinations by the Board.   The Investors agree that prior to proposing any
designee to the Board pursuant to Section 25(a)(i), the Investors will consult with representatives of MIH with respect to such proposed designee and his qualifications and will act in good faith in proposing such Investor designees. MIH acknowledges that Craig Enenstein and Peter Smith are appropriate designees of the Investors to join the Board as of the date of this Agreement.

          (c) Any director designated by the Investors may be excluded from access to any material or meeting or portion thereof if the Board reasonably believes that such director's presence would be a potential conflict of interest regarding the subject matter to be discussed, including based on competitive concerns.

          (d) Notwithstanding Section 25(a), if at any time the Investors or SSI hold less than that number of Shares required to entitle it to designate that number of directors which it is then so designating, the Investors' or SSI's right, as the case may be, to designate such director or directors shall terminate and such director or directors designated by the Investors or SSI, as the case may be, then serving on the Board shall be removed by action of a majority of the remaining members of the Board or by the stockholders of the Company.

          (e) In the event of the resignation, death, removal or disqualification of a director designated by OTVH, the Investors or SSI, OTVH, the Investors or SSI, whichever Person designated such director pursuant to
Section 25(a) shall promptly designate a new director to fill such vacancy, and, after written notice of the designation has been given by OTVH, the Investors or SSI, as the case may be, to the Company and each of the other parties hereto, the Company shall as promptly as practicable hold a meeting of its Board or, if the Board is not permitted to fill such vacancy, a meeting of its shareholders to fill such vacancy, and each party hereto shall vote their Shares, or cause any director designated by it (whether individually or as a member of a group) to the extent possible to vote or act, in favor of such designee to the Board.

          (f) OTVH, the Investors or SSI, as the case may be, may remove their designated directors at any time and from time to time, with or without cause (subject to the Memorandum and any requirements of law), in their sole discretion, and after written notice to the Company and each of the parties hereto of the new designee to replace such director, the Company shall as promptly as practicable hold a meeting of its Board or, if the Board is not permitted to fill such vacancy, a meeting of its shareholders to fill such vacancy, and each party hereto shall promptly vote its Shares, or cause any director designated by it (whether acting individually or as a group) to the extent possible to vote or act, in favor of such designee to the Board.

          (g) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing Shares the following restrictive legend (the "Legend"):
                         ------

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTORS' RIGHTS AGREEMENT, DATED OCTOBER 23, 1999 WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. A COPY OF SUCH INVESTORS' RIGHTS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

No Person which acquires any Shares from any party hereto in accordance with the terms of this Agreement (other than any party to this Agreement or any Permitted Transferee of such party) shall be bound by the restrictions contained in this Section 25, and upon any such Transfer, the Company shall be instructed to remove the Legend described in Section 25(g) with respect to such Shares.

          (h) Except as provided by this Section, OTVH, each Investor and SSI shall exercise the full rights of a stockholder with respect to the Shares held by it.

          (i) The provisions of this Section 25 as to the Investors and SSI's right to nominate designees to the Board in accordance herewith, shall become effective immediately upon the Automatic Conversion Date or, if earlier, the date upon which the holders of Convertible Preference Shares cease to have the right (as a class) to elect any directors, provided that the Investors then own
                            ---
the sufficient Ordinary Shares to be entitled to any directors pursuant to
Section 25(a)(i). If on such date, a designee or designees of the Investors or a designee of SSI is then serving on the Board and such party or parties then hold that number of Shares required to designate such nominee(s) in accordance with Section 25(a), such directors may continue to serve on the Board, subject to the provisions of this Section 25, including, without limitation, Sections 25(a) and (d).

          (j) The rights and obligations of the parties under this Section 25 shall terminate upon (x) with respect to any designee nominated by the Investors, on the date on which the Investors cease to own Ordinary Shares equal to at least thirty percent (30%) of the Issued Number and (y) with respect to the designee nominated by SSI, on the date on which SSI ceases to own Shares or shares of OpenTV equal to at least thirty percent (30%) of the number of Class B Shares issuable to it upon exercise in full of its rights under the Exchange Agreement and in no event shall the rights and obligations of the parties under this Section 25 continue after October 1, 2009.

     26.  Miscellaneous.
          -------------

          (a) Waivers and Amendments.  Except as otherwise expressly provided,
              ----------------------
in this Agreement may be amended or modified only upon the written consent of the Company, each Existing Holder for so long as it has any rights or obligations hereunder and each Investor for so long as it has any rights or obligations hereunder. Except as otherwise expressly provided in this Agreement, the rights of an Existing Holder under this Agreement may be waived only with the written consent of such Existing Holder. Except as otherwise expressly provided in this Agreement, the rights of an Investor under this Agreement may be waived only with the written consent of such Investor. Except as otherwise provided in this Agreement, the rights of the Company under this Agreement may be waived only with the written consent of the Company. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 26(a). Specifically, but without limiting the generality of the foregoing, the failure of any party at any time or times to require performance of any provision hereof by another party shall in no manner affect the right of such first party at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          (b) Notices.   All notices required or permitted hereunder shall be in
              -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 401 East Middlefield Road, Mountain View, California 94043, to the Representative at 12312 West Olympic Boulevard, Los Angeles, California 90064, facsimile (310) 979-5003,
Attention: Craig Enenstein and to each Existing Holders at its address set forth on Annex B attached hereto and to each Investor at its address set forth on Annex A attached hereto or at such other address as the Company or an Existing Holder or Investor may designate by ten (10) days advance written notice to the other parties hereto.

          (c) Severability.  In the event of any conflict between the provisions
              ------------
of this Agreement and the provisions of the Company's Memorandum of Association or Articles of Association then, subject to the provisions of British Virgin Islands law, the provisions of this Agreement shall prevail as between the parties hereto, and the parties hereto shall exercise all voting and other rights and powers legally available to them (whether as shareholders or otherwise) to give effect to the provisions of this Agreement. If there is an irreconcilable conflict between a provision of this Agreement and a mandatory provisions of British Virgin Islands law, the parties shall use their respective best efforts to agree on an alternative mechanism or provision which is as close as reasonably possible to the provisions of this Agreement and the conflicting provisions contained in this Agreement shall be invalid (but only to the extent necessary), provided that such invalidity shall not affect the other provisions of this Agreement. Except as provided in the preceding sentence, should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          (d) Assignment of Rights.  The rights to cause the Company to register
              --------------------
Registrable Securities pursuant to Sections 3 and 4, and all related rights and benefits hereunder, including, without limitation, rights of indemnification under Section 7, may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a Permitted Transferee of a Holder, or (ii) in the case of an Investor, acquires at least twenty percent (20%) of such Investor's Original Issued Amount or in the case of OTVH or SSI acquires at least 5,000,000 Registrable Securities (appropriately adjusted for any stock dividends, combinations, splits, reverse splits, recapitalizations and similar events affecting such shares occurring after the date hereof); provided, however, that (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned, and (B) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement. Except as provided in the preceding sentence this Agreement and the rights and benefits hereunder shall not be assignable, except with the prior written consent of the Company, the Existing Holders and the Investors. The rights set forth in Sections 14 through 25 are personal to the Investors, the Company, MIH and its Controlled Affiliates, including OTVH, and SSI and may be transferred or assigned by any such party (or its Permitted Transferee to which such rights have previously been assigned) only to a Permitted Transferee in accordance with this Agreement, provided, that no such assignment shall release any such party from its obligations hereunder as provided in Section 2(b), and the rights set forth in Sections 14 through 25 shall not otherwise be assignable or transferable.

          (e) Parties in Interest.  All the terms and provisions of this
              -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. Subject to the immediately preceding sentence, and except as set forth specifically in this Agreement, including, without limitation, in Section 7 hereof, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and permitted assigns.

          (f) Headings.  The headings of the sections, subsections and
              --------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          (g) Choice of Law.  It is the intention of the parties that the
              -------------
internal substantive laws, and not the laws of conflicts, of the State of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          (h) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          (i) No Strict Construction.  The parties hereto have participated
              ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (j) No Other Agreements.  Except for (i) this Agreement, (ii) the
              -------------------
Shareholders Agreements, (iii) the letter agreement, dated as of the date hereof, among each of the Investors, a true and complete copy of which has been provided to OTVH, the Company and SSI, (iv) the Purchase Agreements, (v) the letter agreement dated as of the date hereof between OTVH and News America Incorporated, a true and complete copy of which has been provided to the other Investors, the Company and SSI, (vi) the letter agreement, dated as of the date hereof among MIH, Sun and SSI, a true and complete copy of which has been provided to the Investors and Company, and except as expressly permitted or contemplated by this Agreement or under the Shareholders Agreements or in connection with the exercise of any right of any party hereunder or thereunder, none of MIH, SSI, the Company or any Investor is a party to any contract, agreement or arrangement with any other party to this Agreement relating to the voting of Equity Securities of the Company or otherwise relating to the rights and obligations of the parties under this Agreement. Each of the Company, MIH, SSI and each Investor agrees that it will not assign or transfer any of its rights under or delegate any of its duties under this Agreement, other than as expressly provided herein, without the prior written consent of the other parties to this Agreement.

          (k) Consent to Exclusive Jurisdiction.  EACH PARTY HERETO HEREBY
              ---------------------------------
CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURTS. EACH PARTY HERETO HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO
                               --------------------
ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE

LAWS OF THE STATE OF CALIFORNIA, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH IN SECTION 26(b), ANNEX A AND ANNEX B, AS THE CASE MAY BE, IS
             -------------  -------     -------
REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

          (l) Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS
              --------------------
TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 26(l) HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

          (m) SSI Purchase Agreement.  The Company and SSI have duly executed
              ----------------------
that certain C-2 Convertible Preference Shares Purchase Agreement dated as of the date hereof, pursuant to which SSI has agreed to purchase from the Company 4,504,504 C-2 Convertible Preference Shares, for an aggregate purchase price of $4,999,999.00. The only condition precedent to the closing of such transaction (other than the payment of the purchase price and the delivery of certificates in connection therewith) is the lapse or early termination of the appropriate waiting period with respect to the filings required under the HSR Act as provided therein. The Company and SSI agree that they shall perform their respective obligations under such agreement with respect to making a filing under the HSR Act and seeking to obtain the expiration or early termination of the waiting period under the HSR Act in accordance with such agreement (as in effect on the date hereof).

          (n) Specific Performance.  The parties hereto acknowledge and agree
              --------------------
that a breach or threatened breach by any party of its covenants or obligations contained in this Agreement will result in irreparable and continuing damage to the other parties to this Agreement for which they have no adequate remedy at law and that any party may, in addition to the other remedies that may be available to it, commence proceedings in equity for specific performance and/or an injunction preliminarily or permanently enjoining any other party from breaching or threatening any such breach of any such covenant or agreement. No bond or other security shall be necessary with respect to such relief.

          (o) Amendment of Other Documents.  Each of the Company, Sun and MIH
              ----------------------------
agrees that it will not, and will not permit any of its Controlled Affiliates to, (i) enter into any amendment or modification of a Covered Agreement (as defined below), (ii) terminate any Covered Agreement (other than in accordance with the terms thereof (including in connection with the breach thereof) or
(iii) grant any waiver of a material right thereunder, in each case where such amendment, modification, termination or waiver would have a material adverse effect upon the rights of an Investor hereunder; provided, however, that the
                                                 --------  -------
parties acknowledge and agree that the foregoing shall not be deemed to restrict or limit the right of any party to a Covered Agreement to exercise to the fullest extent its rights under and in accordance with such Covered Agreement (as in effect on the date hereof and not including any amendment or modification thereof), except as otherwise provided herein. "Covered Agreement" means the Exchange Agreement and the Stockholders' Agreements.

     27.  Sun Consent.  Sun, for itself and its Affiliates, hereby (i) consents
          -----------
to the transactions contemplated by the Purchase Agreements, including, but not limited to, the reorganization of OpenTV and the various actions referred to in the Step Summary attached to the Investor Purchase Agreement (the "Specified
                                                                   ---------
Transactions"), and (ii) agrees that it will not (x) terminate, cancel,
------------
restrict, require any amendment or modification of, or claim any breach or violation in connection with, any material agreement (including any license agreements or agreements relating to intellectual property rights) between Sun and its Affiliates, on the one hand, and the Company, OpenTV or any predecessor-in-interest thereof, on the other, or seek or attempt to do any of the foregoing, (y) not assert any appraisal or similar right under the Delaware General Corporation Law in connection with the Specified Transactions, or (z) waive any right to dividends or distributions on the shares of OpenTV owned by it which are declared or made in connection with the Specified Transactions, or seek or attempt to do any of the foregoing, solely as a result of the consummation of the Specified Transactions in a manner which is, in all material respects, consistent with the provisions in the Step Summary, provided that in connection therewith each license agreement to which SSI or Sun is a party is assigned or sublicensed only to the Company or to a wholly-owned Subsidiary thereof, which assignee or sublicensee consents in a written document delivered to SSI to be bound by all of the provisions of each such license agreement.

     28.  Representation Regarding Ownership.  The Company and MIH represent and
          ----------------------------------
warrant to each Investor that, as of the date hereof: (a) Mindport Holdings, Ltd. owns 100% of the total equity interests and voting power in OTVH, each on a fully diluted basis; (b) MIH Limited owns in excess of 80% of the total equity interests and voting power in Mindport Holdings, Ltd., each on a fully diluted basis; (c) MIH owns in excess of 50% of the total equity interests and voting power in MIH Limited, each on a fully diluted basis; (d) Naspers Limited indirectly owns in excess of 50% of the total equity interests and voting power in MIH, each on a fully diluted basis; and (e) before giving effect to the sale of the Convertible Preference Shares under the Purchase Agreements and without regard to (x) the assignment of the OpenTV Stock Option Plan to the Company and
(y) the exercise by SSI of its rights under the Exchange Agreement, OTVH owns 100% of the total equity interests and voting power in the Company, each on a fully diluted basis.

                 [INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized representative thereof as of the day and year first above written.

            COMPANY:       OpenTV Corp.

                           By:_____________________________
                           Name:___________________________
                           Title:__________________________


            INVESTORS:     America OnLine, Inc.

                           By:_____________________________
                           Name:___________________________
                           Title:__________________________


                           General Instrument Corporation

                           By:______________________________
                           Name:____________________________
                           Title:___________________________


                           LDIG OTV, Inc.

                           By:______________________________
                           Name:____________________________
                           Title:___________________________


                           News America Incorporated


                           By:______________________________
                           Name:____________________________
                           Title:___________________________

                 [INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE]
                             TWI-OTV Holdings Inc.

                           By:______________________
                           Name:____________________
                           Title:___________________


       EXISTING HOLDERS:   OTV Holdings Limited

                           By:  ____________________
                           Name:____________________
                           Title:___________________


                           Sun TSI Subsidiary, Inc.


                           By:______________________
                           Name:____________________
                           Title:___________________


       MIH:                MIH (BVI) LTD.

                           By:______________________
                           Name:____________________
                           Title:___________________


       For purposes of Section 17 only:

       REPRESENTATIVE:

                           ________________________________

                           ________________________________

                 [INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE]



       For purposes of Section 27 only:

                           SUN MICROSYSTEMS, INC.:

                           By:________________________________
                           Name: Michael H. Morris
                                 _____________________________
                           Title:_____________________________

                                    ANNEX A

                                   INVESTORS
                                   ---------


                                          CONVERTIBLE C-2
                                            PREFERENCE      WARRANT
      NAME and ADDRESS                        SHARES        SHARES
      ----------------                        ------        ------
America Online, Inc.
22000 AOL Way
Dulles, VA  20166
Attn:  General Counsel/Legal Department       4,504,504      4,504,504

General Instrument Corporation
101 Tournament Drive
Horsham, PA  19044
Attn:  General Counsel/Legal Department       2,252,252      2,252,252

LDIG OTV, Inc.
9197 South Peoria
Englewood, CO  80112
Attn:  General Counsel/Legal Department       5,630,630      5,630,630

News America Incorporated
1211 Avenue of the Americas
New York, NY  10036
Attn:  General Counsel/Legal Department       5,630,630      5,630,630

TWI-OTV Holdings Inc.
75 Rockefeller Plaza
New York, NY  10019
Attn:  General Counsel/Legal Department       5,630,630
                                                             5,360,630
       Total                                 23,648,646     23,648,646



                                    ANNEX B

                               EXISTING HOLDERS
                               ----------------


                                              NUMBER OF
NAME and ADDRESS                              SHARES
----------------                              --------------


OTV Holdings Limited                          153,158,733
c/o Myriad International Holdings BV          B Shares
Jupiterstraat 13-15
2132 HC Hoofddorp
The Netherlands


Sun TSI Subsidiary, Inc.                      4,504,504
c/o Sun Microsystems, Inc.                    C-2 Convertible Preference Shares
901 San Antonio Road
Mail Stop PAL1-S21
Palo Alto, California  94303

                                    ANNEX C
                           INVESTMENT BANKING FIRMS
                           ------------------------


BancBoston Robertson Stephens Inc.
Banc of America Securities LLC
Bear Stearns & Co. Inc.
Brown Brothers Harriman & Co.
Credit Suisse First Boston Corporation
Deutsche Bank Group
Donaldson, Lufkin & Jenrette, Inc.
Hambrecht & Quist Group
J.P. Morgan & Co. Incorporated
Merrill Lynch & Co.
Morgan Stanley Dean Witter & Co.
Salomon Smith Barney Inc.
The Goldman Sachs Group, Inc.
Thomas Wiesel Partners